LONDON PACIFIC LIFE & ANNUITY COMPANY




                       LPT VARIABLE INSURANCE SERIES TRUST






                                 REGENCY SERIES

                 FLEXIBLE CONTRIBUTION DEFERRED VARIABLE ANNUITY




                                  ANNUAL REPORT

                      For the Year Ended December 31, 2001










           This Annual Report has been prepared to provide information to the owners of London Pacific Life & Annuity Company's Regency Series Variable Annuity. If it is used for any other purpose, it must be accompanied or preceded by a current Regency Series prospectus, which discloses any charges and other important information about LPLA Separate Account One, together with the current prospectus for the LPT Variable Insurance Series Trust.

                                    CONTENTS





 Message from the President....................................................2


 LPT Variable Insurance Series Trust:
 Individual Portfolio Review.................................................3-7
 Statements of Assets & Liabilities............................................8
 Statements of Operations......................................................9
 Statements of Changes in Net Assets.......................................10-11
 Financial Highlights......................................................12-16
 Schedules of Investments..................................................17-27
 Notes to Financial Statements.............................................28-34
 Report of Independent Accountants............................................35


                           MESSAGE FROM THE PRESIDENT



Dear Contract Owner:

We are pleased to provide you with the Annual Report for the LPT Variable Insurance Series Trust for the year ending December 31, 2001.

Without question, 2001 was a very challenging year. We weathered a slumping economy, disappointing corporate earnings, a rise in unemployment, and a horrific national tragedy. Stock funds trailed bond funds and suffered their worst loses since the 1970s. The good news is that we hope that we have seen the worst of the market decline, but we still have a long road to full recovery.

Our best performers in 2001 were the Harris Associates Value Portfolio and the RS Diversified Growth Portfolio. The Harris Associates Value Portfolio was up 17.37% in 2001, compared to the 1.30% return of the Lipper Multi-Cap Value Index and the S&P 500 Index, which was down 11.88%. The RS Diversified Growth Portfolio was up 4.33% as compared to the S&P 500 Index, which was down 11.88%, and the Russell 2000 Small Company Index, which was up 2.49%.

Other  portfolio  returns for the year ending  December 31, 2001 are as follows:
The MFS Total Return Portfolio was up 0.05% as compared to the Lipper Balanced Fund Index, which was down 3.24% and the Lehman Brothers Aggregate Bond Index, which was up 8.44%. The LPA Core Equity Portfolio was down 2.77% as compared to the S&P 500 Index and the Lipper Large-Cap Value Index, which were down 11.88% and 8.58%, respectively. The Strong Growth Portfolio was down 34.70% as compared to the S&P 500 Index, which was down 11.88% and the Russell 2000 Small Company Index, which was up 2.49%. We encourage you to read the accompanying reviews of each Portfolio for additional information.

We will continue to carefully monitor the investment performance of each investment option. Our ongoing objective is to provide you with the highest quality investment choices.

Thank you for placing your investment confidence in the Regency Variable Annuity. On behalf of London Pacific Life & Annuity Company, we appreciate your business and look forward to serving your investment needs for many years to come.

Sincerely,

Charlotte M. Stott
President
LPT Variable Insurance Series Trust



                        HARRIS ASSOCIATES VALUE PORTFOLIO

INVESTMENT SUB-ADVISOR
Harris Associates L.P.

ABOUT THE PORTFOLIO
Invests primarily in equity securities that are believed to have long-term capital appreciation potential.

PERFORMANCE
Net total return for the year ended December 31, 2001:

Harris Associates Value
   Portfolio                          17.37%*
S&P 500 Index                        (11.88%)
Lipper Multi-Cap
  Value Index                          1.30%

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Lipper Multi-Cap Value Index is a nonweighted index investing in stocks and corporate and government bonds. Results for the Lipper Multi-Cap Value Index do not reflect expenses and investment management fees incurred by the Portfolio. Previously, the Portfolio followed the Lipper Growth & Income Index. Due to a revaluation by Lipper, effective September 1999 this changed to Lipper Multi-Cap Value Index.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

*During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The Harris Associates Value Portfolio earned a total return of 17.37% for the year ending December 31, 2001. Comparatively, the returns for the S&P 500 Index and the Lipper Multi-Cap Value Index were -11.88% and 1.30%, respectively.

Portfolio Activity: Currently, the Portfolio holds 50 stocks across a variety of industries. Performance was aided by gains in H&R Block, Guidant Corporation, and First Data Corporation.

The positive results of these securities helped to offset the weaker performing stocks such as Ford, Washington Mutual, and Kroger, which experienced declines. Ford's balance sheet, cash flow, and market position have been weakened by the general economic weakness during the year. While it had strong performance for the year 2001, Washington Mutual's stock price declined with other lenders because of concerns over the possible effects of a slumping economy and increasing non-performing loans. In our opinion, the company was unfairly penalized; in fact, the company's loans are of high quality. In the case of Kroger, short- term fundamental concerns arose as the company shifted its business strategy to address a more competitive environment.

Markets and Investment Climate: Volatile markets reflected a sudden and sharp economic slowdown. As corporate profits shrank and layoffs spread, the Federal Reserve Board cut interest rates aggressively in an effort at reviving growth, but hopes for an early end to the recession were extinguished on September 11th. Value stocks held up better than growth stocks under those conditions, as the faltering economy forced investors to ratchet back expectations for growth sectors, including technology.

The market's new-found respect for valued companies with strong fundamental played to our strengths, allowing us to build a portfolio of companies representing good value relative to our assessment of their prospects. Our methodology gives little weight to sectors or near-term trends. Instead, we focus on internal factors such as a company's potential for improving its operating results.

Lower interest rates and fiscal stimulus will eventually translate into a more buoyant economy and better corporate earnings. We think a recovery will begin sometime in 2002, but the rebound is unlikely to occur as abruptly as the recession.

$10,000 Hypothetical Investment since inception February 9, 1996
----------------------------------------------------------------

Harris Associates Value Portfolio                            - X
S&P 500 Index                                                - Y
Lipper Multi-Cap Value Index                                 - Z

$24,000---------------------------------------------------------
$22,000---------------------------------------------------------X $21,423
$20,000---------------------------------------------------------Y $19,145
$18,000---------------------------------------------------------Z $18,302
$16,000---------------------------------------------------------
$14,000---------------------------------------------------------
$12,000---------------------------------------------------------
$10,000---------------------------------------------------------

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Harris Associates Value Portfolio, the S&P 500 Index, and the Lipper Multi-Cap Value Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the S&P 500 Index and the Lipper Multi-Cap Value Index include reinvestment of dividends.

                  Average Annual Total Returns as of 12/31/01

                                1 Year          5 Years         Since Inception
                                ------          -------         ---------------
                                                              (February 9, 1996)
Harris Associates Value
 Portfolio                       17.37%*        12.88%*         13.79%*
S&P 500 Index                   (11.88%)        10.70%          11.65%
Lipper Multi-Cap Value
 Index                            1.30%          9.73%          10.80%



                           MFS TOTAL RETURN PORTFOLIO

INVESTMENT SUB-ADVISOR
Massachusetts Financial Services Company

ABOUT THE PORTFOLIO
Invests in securities which are expected to provide above-average income and opportunities for capital growth and income, consistent with the prudent employment of capital.

PERFORMANCE
Net total return for the year ended December 31, 2001:

MFS Total Return
   Portfolio                         0.05%*
Lehman Brothers Aggregate
  Bond Index                         8.44%
Lipper Balanced
  Fund Index                        (3.24%)

The Lehman Brothers Aggregate Bond Index is an unmanaged index of average yield U.S. investment grade bonds. Results for the Lehman Brothers Aggregate Bond Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Lipper Balanced Fund Index is a nonweighted index investing in stocks and corporate and government bonds. Results for the Lipper Balanced Fund Index do not reflect expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The MFS Total Return Portfolio earned a total return of 0.05% for the year ending December 31, 2001. Comparatively, the returns for the Lehman Brothers Aggregate Bond Index & Lipper Balanced Fund Index were 8.44% and -3.24% respectively.

A year marked by recession, a California energy crisis, and falling stock prices was overshadowed by the tragic events of September 11. From that point, an economy already mired in recession had to come to grips with additional political and economic uncertainties. The Federal Reserve Board (the Fed) continued to cut interest rates in an effort to buoy growth and attempt to short-circuit the recession. While we remained aware of such big-picture macroeconomics issues, we didn't make any dramatic changes to our stock picking approach. However, we did take advantage of share-price declines at the end of the third quarter to add investments in technology and other cyclical areas whose fundamental outlooks should improve with any signs of an economic turnaround. These additions included industrial companies in such industries as paper and chemicals, which appeared to be bottoming. In our view, these stocks were selling at very attractive valuations and offered appealing dividend yields.

Looking to the bonds we select for the Portfolio, we continued to pursue a value-oriented strategy. During the past several years, we've evolved a more conservative approach with the bond holdings, reducing our stake in lower-rated, high-yield bonds and increasing investments in higher-grade corporate debt. Our main objective is to create a well-diversified mix of investment-grade corporate bonds, mortgage-backed securities, and U.S. Treasuries. In the latter part of 2001, our focus remained on higher-quality corporate securities because we believed they offered more attractive yields than alternatives in other bond sectors.

In our view, the environment remains very difficult for many companies going forward, due to poor sales, earnings, and revenue visibility. Unemployment is on the rise and most companies remain very cautious about spending on capital upgrades. In this environment, we intend to pursue a consistent, cautious, prudent approach to security selection.

$10,000 Hypothetical Investment since inception February 9, 1996
----------------------------------------------------------------
MFS Total Return Portfolio                                   - X
Lehman Brothers Aggregate Bond Index                         - Y
Lipper Balanced Fund Index                                   - Z

$18,000---------------------------------------------------------X $17,772
$17,000---------------------------------------------------------
$16,000---------------------------------------------------------Z $16,367
$15,000---------------------------------------------------------Y $14,816
$14,000---------------------------------------------------------
$13,000---------------------------------------------------------
$12,000---------------------------------------------------------
$11,000---------------------------------------------------------
$10,000---------------------------------------------------------

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the MFS Total Return Portfolio, the Lehman Brothers Aggregate Bond Index, and the Lipper Balanced Fund Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Fund Index include reinvestment of dividends.

                  Average Annual Total Returns as of 12/31/01

                                1 Year          5 Years         Since Inception
                                ------          -------         ---------------
                                                              (February 9, 1996)
MFS Total Return
 Portfolio                        0.05%*        10.48%*         10.24%*
Lehman Brothers Aggregate
 Bond Index                       8.44%          7.43%           6.90%
Lipper Balanced Fund
 Index                           (3.24%)         8.37%           8.72%



                             STRONG GROWTH PORTFOLIO


INVESTMENT SUB-ADVISOR
Strong Capital Management, Inc.

ABOUT THE PORTFOLIO
Invests in equity securities that are believed to have above average capital growth potential.


PERFORMANCE
Net total return for the year ended December 31, 2001:

Strong Growth Portfolio          (34.70%)*
Russell 2000 Small
 Company Index                     2.49%
S&P 500 Index                    (11.88%)

The Russell 2000 Small Company Index is an unmanaged index of 2000 small company stocks. Results for the Russell 2000 Small Company Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The Strong Growth Portfolio earned a total return of -34.70% for the year ending December 31, 2001. Comparatively, the returns for the Russell 2000 Small Company Index and the S&P 500 Index were 2.49% and -11.88%, respectively.

2001 was a difficult year for growth stock investors and for the Portfolio. In essence, the year could be categorized as a tug of war between aggressive Federal Reserve Policy and economic uncertainty, which was exacerbated by the events of September 11. Fortunately, signs of relative normalcy began to emerge during the fourth quarter. One of our longest held investment beliefs is "Don't fight the Fed." During 2001, the Federal Reserve moved very aggressively, lowering the Federal Funds rate from 6.50% at the start of the year to 1.75% . As most investors know, accommodative Federal Reserve policy has a delayed economic impact. Almost incredibly, consumer spending never really faded despite persistent fears and uncertainty over the negative impact of corporate layoffs and the sadness triggered by the terrorist attacks.

The move to a more aggressive interest rate policy led us to shift our sector weightings. Although slightly premature, we gradually increased our weighting in energy stocks as prospects for OPEC production cuts and a more balanced demand/supply situation began to take hold. In addition, we gradually reduced our weighting in defensive healthcare issues that had exceeded our relative valuation thresholds. Although earnings visibility is a scarce commodity during an economic downturn, the valuations of many leading Portfolio companies in the healthcare sector had become too rich in our view. We also gradually increased our exposure to retailers, most notably specialty retailers.

Throughout the year, we gradually increased the Portfolio's technology exposure. Although we are probably one to two quarters ahead of an actual fundamental turn, the stocks simply got too cheap relative to their long-term prospects.

We feel it should be only a matter of time before the U.S. economy and overall corporate earnings begin to recover.

$10,000 Hypothetical Investment since inception February 9, 1996
----------------------------------------------------------------
Strong Growth Portfolio                                      - X
Russell 2000 Small Company Index                             - Y
S&P 500 Index                                                - Z

$42,000---------------------------------------------------------
$38,000---------------------------------------------------------
$34,000---------------------------------------------------------
$30,000---------------------------------------------------------
$26,000---------------------------------------------------------
$22,000---------------------------------------------------------X $21,643
$18,000---------------------------------------------------------Z $19,145
$14,000---------------------------------------------------------Y $16,456
$10,000---------------------------------------------------------

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Strong Growth Portfolio, the Russell 2000 Small Company Index, and the S&P 500 Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the Russell 2000 Small Company Index and the S&P 500 Index include reinvestment of dividends.

                  Average Annual Total Returns as of 12/31/01

                                1 Year          5 Years         Since Inception
                                ------          -------         ---------------
                                                              (February 9, 1996)
Strong Growth Portfolio         (34.70%)*       13.89%*         13.99%*
Russell 2000 Small
 Company Index                    2.49%          7.52%           8.82%
S&P 500 Index                   (11.88%)        10.70%          11.65%



                         RS DIVERSIFIED GROWTH PORTFOLIO


INVESTMENT SUB-ADVISOR
RS Investments Company, L.P.

ABOUT THE PORTFOLIO
Invests in securities broadly diversified over industry sectors by focusing on small and mid-cap companies expected to provide long-term capital appreciation.

PERFORMANCE
Net total return for the year ended December 31, 2001:

RS Diversified
 Growth Portfolio               4.33%*
Russell 2000 Small
 Company Index                  2.49%
S&P 500 Index                 (11.88%)

The Russell 2000 Small Company Index is an unmanaged index of 2000 small company stocks. Results for the Russell 2000 Small Company Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index') is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The RS Diversified Growth Portfolio earned a total return of 4.33% for the year ending December 31, 2001. Comparatively, the returns for the Russell 2000 Small Company Index and the S&P 500 Index were 2.49% and -11.88%, respectively.

Coming out of sharp declines in September, we expanded the technology weighting of the Portfolio, with an emphasis on software companies. We achieved strong returns from many technology positions, including software stocks iManage, Inc. and Viewpoint Corporation. We also recognized good performance from a number of companies such as SonicWALL, Inc. and Watchguard Technologies, Inc. that provide secure Internet capabilities to enterprise and service providers. These companies have enjoyed sustained growth rates in excess of 30% over the past several quarters. Although their stocks corrected with the rest of the technology market post September 11, we believe that the environment of heightened security will provide further momentum for their business. We also believe that the relatively modest price points of their software product provided a cushion during this period of slower IT spending.

We had approximately 11% of the Portfolio invested in the consumer discretionary sector. This diverse group of stocks contributed to positive performance. Two of the strong performers in this category include Too, Inc., a spin-off from the Limited, Inc. and Gymboree Corporation. Both companies have seen improved performance in a tough retailing environment through solid merchandising strategies and good management execution.

Have investors missed the opportunity in small-cap stocks? We think not. We see better earnings growth coming out of many smaller companies; and valuations, although not as cheap as they were three to four months back, are still reasonable when compared with larger-cap stocks. In cutting rates 11 times in 2001, the Federal Reserve Board has done its part to create a favorable environment for equity investing. We see signs of economic recovery, which will obviously create a better environment for profit growth. Looking forward into the year, we expect more volatility, but likely with ample reward for the small-cap growth investor.

$10,000 Hypothetical Investment since inception February 9, 1996
----------------------------------------------------------------
RS Diversified Growth Portfolio                              - X
Russell 2000 Small Company Index                             - Y
S&P 500 Index                                                - Z

$34,000---------------------------------------------------------
$30,000---------------------------------------------------------
$26,000---------------------------------------------------------X $24,365
$22,000---------------------------------------------------------
$18,000---------------------------------------------------------Z $19,145
$14,000---------------------------------------------------------Y $16,456
$10,000---------------------------------------------------------

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the RS Diversified Growth Portfolio, the Russell 2000 Small Company Index, and the S&P 500 Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the Russell 2000 Small Company Index and the S&P 500 Index include reinvestment of dividends.

                  Average Annual Total Returns as of 12/31/01

                                1 Year          5 Years         Since Inception
                                ------          -------         ---------------
                                                              (February 9, 1996)
RS Diversified
 Growth Portfolio                 4.33%*        23.58%*         16.31%*
Russell 2000 Small
 Company Index                    2.49%          7.52%           8.82%
S&P 500 Index                   (11.88%)        10.70%          11.65%



                            LPA CORE EQUITY PORTFOLIO


INVESTMENT SUB-ADVISOR
London Pacific Advisors

ABOUT THE PORTFOLIO
Invests in large, well-established companies believed to have long-term capital growth and earnings.

PERFORMANCE
Net total return for the year ended December 31, 2001:

LPA Core Equity Portfolio        (2.77%)*
S&P 500 Index                   (11.88%)
Lipper Large-Cap
  Value Index                    (8.58%)

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Lipper Large-Cap Value Index is a nonweighted index investing in stocks and corporate and government bonds. Results for the Lipper Large-Cap Value Index do not reflect expenses and investment management fees incurred by the Portfolio. Previously, the Portfolio followed the Lipper Growth & Income Index. Due to a revaluation by Lipper, effective September 1999 this changed to Lipper Large-Cap Value Index.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The LPA Core Equity Portfolio earned a total return of -2.77% for the year ending December 31, 2001. Comparatively, the returns for the S&P 500 Index and the Lipper Large-Cap Value Index were -11.88% and -8.58%, respectively.

Equity markets suffered negative returns for 2001, but did manage to rebound in the fourth quarter. Even before the attack on America, equity prices lost ground due to concerns about the U.S. economy and corporate profits. Immediately after the September 11 attack, fear and anxiety dominated market sentiment and stocks plummeted through September 21 when the market sank to its bottom. Since then, markets moved sharply higher despite government warnings of potential new terrorist strikes. Success in the war against terrorism, optimism for an improving 2002 economy helped the stock market rebound in the fourth quarter of 2001.

Although the Portfolio lost ground for the year, its defensive yield-driven investment approach helped to protect capital better than the market indices. Travel sensitive companies - American Express, Eastman Kodak, Boeing and Disney
- slid after the September 11 attack and finished the year with steep losses, but Dow components Proctor and Gamble, Johnson & Johnson, and Wal-mart largely offset this drag, and provided positive 2001 returns as investors sought the safety of healthcare and consumer companies with relative stable earnings. Microsoft, IBM, and Bank of America also provided leading returns for 2001.

If the economy musters little momentum until 2003, equity prices may fall back or pause in early 2002. Alternatively, evidence of an earlier recovery should help markets continue their rally. Currently, we're leaning towards the latter scenario.

$10,000 Hypothetical Investment since inception February 9, 1996
----------------------------------------------------------------
LPA Core Equity Portfolio                                    - X
S&P 500 Index                                                - Y
Lipper Large-Cap Value Index                                 - Z

$24,000---------------------------------------------------------
$22,000---------------------------------------------------------
$20,000--------------------------------------------------------- Y $19,145
$18,000--------------------------------------------------------- Z $17,973
$16,000--------------------------------------------------------- X $16,363
$14,000---------------------------------------------------------
$12,000---------------------------------------------------------
$10,000---------------------------------------------------------

The  chart  above  illustrates  the  growth in value of a  hypothetical  $10,000 investment made in the LPA Core Equity Portfolio, the S&P 500 Index, and the Lipper Large-Cap Value Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the S&P 500 Index and the Lipper Large-Cap Value Index include reinvestment of dividends.

                  Average Annual Total Returns as of 12/31/01

                                1 Year          5 Years         Since Inception
                                ------          -------         ---------------
                                                              (February 9, 1996)
LPA Core Equity
 Portfolio                       (2.77%)*        7.91%*          8.71%*
S&P 500 Index                   (11.88%)        10.70%          11.65%
Lipper Large-Cap Value
 Index                           (8.58%)         9.42%          10.46%

                                                                       LPT Variable Insurance Series Trust
                                                                      Statements of Assets and Liabilities
                                                                              December 31, 2001


                                                      Harris
                                                    Associates       MFS Total                          RS             LPA Core
                                                       Value          Return      Strong Growth   Diversified Growth    Equity
Assets                                               Portfolio       Portfolio      Portfolio         Portfolio        Portfolio
                                                     ---------       ---------      ---------         ---------        ---------

Investments at value, see accompanying schedules    $ 7,805,623       $12,205,037    $7,165,746       $8,532,263       $8,035,185
Repurchase agreements at cost and value                 482,000                 0             0          461,000                0
Cash and foreign currency at value                            0            21,357             0                0                0
Dividends and interest receivable                        10,014            76,306         1,820              869           10,036
Receivable for investments securities sold                    0           124,554        51,731          347,090                0
Receivable for Trust shares sold                              9               203             0                0                0
Expense reimbursement receivable                         15,463            25,108        30,314           28,939                0
                                                         ------            ------        ------           ------                -
           Total Assets                             $ 8,313,109       $12,452,565    $7,249,611       $9,370,161       $8,045,221

Investments at cost                                 $ 6,872,204       $11,971,572    $6,572,955       $7,561,805       $8,041,964
Cash and foreign currency at cost                            $0           $21,383            $0               $0               $0

Liabilities
Payable for investments securities purchased                 $0            $8,307       $59,728         $319,415               $0
Payable for Trust shares redeemed                         5,570             8,614        22,058           11,777            5,490
Payable to London Pacific                                     0                 0             0                0            1,357
Custodian fees payable                                    2,500             8,500         7,000            6,000            3,000
Advisory fees payable                                    18,551            23,303        13,272           18,065            9,306
Accrued legal and audit fees                             14,900            14,900        16,000           16,000           14,900
Accrued expenses and other liabilities                      500               551           500              500              500
                                                            ---               ---           ---              ---              ---
           Total Liabilities                             42,021            64,175       118,558          371,757           34,553

Net Assets                                          $ 8,271,088       $12,388,390    $7,131,053       $8,998,404       $8,010,668
                                                    ===========       ===========    ==========       ==========       ==========

Components of Net Assets:
     Paid-in capital                                $ 6,827,905       $11,483,331   $11,573,025      $11,938,280       $8,201,684
     Undistributed net investment income                 21,394           325,411             0                0           44,587
     Accumulated net realized gain (loss) on
      securities and foreign currency transactions      488,370           346,209    (5,034,763)      (3,910,334)        (228,824)
     Net unrealized appreciation
      (depreciation)of securities and foreign currency
      transactions                                      933,419           233,439       592,791          970,458           (6,779)
                                                        -------           -------       -------          -------           ------
Net Assets                                          $ 8,271,088       $12,388,390    $7,131,053       $8,998,404       $8,010,668
                                                    ===========       ===========    ==========       ==========       ==========
Shares Outstanding (unlimited authorization,
$.01 par value)                                         512,906           900,503       662,930        1,076,634          648,229
                                                        =======           =======       =======        =========          =======
Price, Per Share (net assets/shares outstanding)      $   16.13         $   13.76      $  10.76          $  8.36         $  12.36
                                                      =========         =========      ========          =======         ========
                                                                            See Notes to Financial Statements


                                                                       LPT Variable Insurance Series Trust
                                                                             Statements of Operations
                                                                                For the Year Ended
                                                                                December 31, 2001



                                                     Harris
                                                    Associates     MFS Total                            RS              LPA Core
                                                      Value          Return      Strong Growth    Diversified Growth      Equity
                                                    Portfolio       Portfolio      Portfolio          Portfolio         Portfolio
                                                  ------------- ---------------- ---------------- ------------------- --------------
         Investment Income
         Income:
               Dividends                          $  102,643       $  138,328        $  28,600        $   24,560       $  140,035
               Foreign withholding tax on
                   dividend income                         0           (2,359)             (20)                0           (1,357)
               Interest                               13,339          353,077           19,948             7,441            1,693
                                                      ------          -------           ------             -----            -----
                   Total Investment Income           115,982          489,046           48,528            32,001          140,371
                                                     -------          -------           ------            ------          -------

         Expenses:
               Investment advisory fees               73,370           95,939           66,668            81,186           37,149
               Custodian fees                         30,991           97,359           76,045            74,731           32,164
               Legal and audit fees                   15,925           15,925           16,940            16,940           15,925
               Insurance expense                       4,344            4,344            4,344             4,344            4,344
               Trustees' fees and expenses             7,000            7,000            7,000             7,000            7,000
                    Printing expenses                    969              969              969               969              969
                    Other expenses                     1,930            1,930            1,930             1,954            1,930
                                                       -----            -----            -----             -----            -----
                      Expenses before expense
                       reimbursement and fee waivers 134,529          223,466          173,896           187,124           99,481
                      Expense reimbursement (Note 3) (39,941)         (58,510)         (59,287)          (68,338)          (3,697)
                                                     -------          -------          -------           -------           ------
                       Net Expenses                   94,588          164,956          114,609           118,786           95,784
                                                      ------          -------          -------           -------           ------
         Net Investment Income (Loss)                 21,394          324,090          (66,081)          (86,785)          44,587
                                                      ------          -------          -------           -------           ------
         Realized and Unrealized Gain
         (Loss) on Investments

         Net realized gain (loss) on securities
          and foreign currency transactions          786,602          372,722       (3,962,848)       (2,745,220)        (209,718)
         Net change in unrealized appreciation
          (depreciation) of securities and
          foreign currency transactions              248,667         (715,819)        (428,105)        3,084,007          (10,193)
                                                     -------         --------         --------         ---------          -------
         Net Realized & Unrealized Gain (Loss)
          on Investments                           1,035,269         (343,097)      (4,390,953)          338,787         (219,911)
                                                   ---------         ---------      -----------        ---------         ---------
         Net Increase (Decrease) in Net Assets
         Resulting from Operations                $1,056,663         ($19,007)   ($  4,457,034)         $252,002         ($175,324)
                                                  ==========         =========   ==============         ========         ==========
                                                                            See Notes to Financial Statements

                                                                        LPT Variable Insurance Series Trust
                                                                        Statements of Changes in Net Assets



                               Harris Associates                         MFS Total Return                    Strong Growth
                                Value Portfolio                             Portfolio                          Portfolio
                                ---------------                             ---------                          ---------

                                 Year Ended        Year Ended    Year Ended       Year Ended       Year Ended        Year Ended
                            December 31,2001 December 31,2000 December 31,2001  December 31,2000 December 31, 2001 December 31,2000
                            -------------------------------------------------------------------------------------------------------



Increase (Decrease) in Net Assets
from Operations:
Net investment income (loss)      $  21,394       $  59,462        $ 324,090        $ 362,998        $   (66,081)  $   (134,951)
Net realized gain (loss) on
  securities and foreign currency
  transactions                      786,602          87,448          372,722          792,843         (3,962,848)     3,056,453
Net change in unrealized
  appreciation (depreciation)
  of securities and foreign currency
  transactions                      248,667         545,005         (715,819)         656,877           (428,105)    (4,227,608)
                                    -------         -------         --------          -------           --------     ----------
Net increase (decrease) in net
 assets resulting from operations 1,056,663         691,915          (19,007)       1,812,718         (4,457,034)    (1,306,106)
                                  ---------         -------          -------        ---------         ----------     ----------

Distributions to Shareholders from:
Net investment income               (59,462)        (24,792)        (364,740)        (333,862)                 0              0
Net realized gain on investments   (296,738)       (402,616)        (777,596)        (354,996)           (40,072)    (5,266,932)
                                   --------        --------         --------         --------            -------     ----------
       Total distributions         (356,200)       (427,408)      (1,142,336)        (688,858)           (40,072)    (5,266,932)
                                   --------        --------       ----------         --------            -------     ----------

Share Transactions:
Net proceeds from sale of shares  2,737,817       2,390,153          924,493        1,503,876            390,225      4,736,191
 issued to shareholders in reinvestment
 of dividends                       356,200         427,408        1,142,336          688,858             40,072      5,266,932
Cost of shares repurchased       (2,080,356)     (3,060,433)      (1,524,640)      (3,437,868)        (1,888,826)    (4,705,963)
                                 ----------      ----------       ----------       ----------         ----------     ----------
Net increase (decrease)
from share  transactions (Note 5) 1,013,661        (242,872)         542,189       (1,245,134)        (1,458,529)     5,297,160
                                  ---------        --------          -------       ----------         ----------      ---------
Total Increase (Decrease)in Net
Assets                            1,714,124          21,635         (619,154)        (121,274)        (5,955,635)    (1,275,878)
                                  ---------          ------         --------         --------         ----------     ----------
Net Assets at Beginning of Period 6,556,964       6,535,329       13,007,544       13,128,818         13,086,688     14,362,566
                                  ---------       ---------       ----------       ----------         ----------     ----------
Net Assets at End of Period      $8,271,088      $6,556,964     $ 12,388,390     $ 13,007,544         $7,131,053    $13,086,688
                                 ==========      ==========     ============     ============         ==========    ===========
Undistributed net investment
income included in net assets at
end of period                     $  21,394       $  59,462       $  325,411       $  364,740               $  0           $  0
                                  =========       =========       ==========       ==========               ====           ====
                                                      See Notes to Financial Statements

                                                      LPT Variable Insurance Series Trust
                                                      Statements of Changes in Net Assets



                                                        RS Diversified                                LPA Core
                                                       Growth Portfolio                         Equity Portfolio (1)
                                          ------------------------------------------- ------------------------------------------
                                                  Year Ended           Year Ended         Year Ended           Year Ended
                                               December 31,2001      December 31,2000  December 31,2001     December 31,2000
                                               -----------------     ----------------  -----------------    ----------------


Increase (Decrease) in Net
Assets from Operations:
Net investment income (loss)                      $  (86,785)         $  (131,553)       $      44,587           $ 56,531
Net realized gain (loss) on
 securities and foreign currency
 transactions                                     (2,745,220)           2,601,096             (209,718)           770,717
Net change in unrealized appreciation
 (depreciation)of securities and
 foreign currency transactions                     3,084,007           (6,773,496)             (10,193)        (1,822,477)
                                                   ---------           -----------             --------        -----------
Net increase (decrease) in net assets
 resulting from operations                           252,002           (4,303,953)            (175,324)          (995,229)
                                                     -------           ----------             --------           --------
Distributions to Shareholders from:
Net investment income                                      0                    0              (56,531)           (48,075)
Net realized gain on investments                     (46,732)          (6,170,517)            (784,623)          (540,851)
                                                     -------           ----------             --------           --------
         Total distributions                         (46,732)          (6,170,517)            (841,154)          (588,926)
                                                     -------           ----------             --------           --------

Share Transactions:
Net proceeds from sale of shares                     625,046            3,839,725            1,634,504          1,742,205
Issued to shareholders in reinvestment of
dividends                                             46,732            6,170,517              841,154            588,926
Cost of shares repurchased                        (1,567,296)          (4,888,869)          (1,186,058)        (2,247,150)
                                                  ----------           ----------           ----------         ----------
Net increase (decrease) from
 share transactions (Note 5)                        (895,518)           5,121,373            1,289,600             83,981
                                                    --------            ---------            ---------             ------
Total Increase (Decrease)
 in Net Assets                                      (690,248)          (5,353,097)             273,122         (1,500,174)
                                                    --------           ----------              -------         ----------
Net Assets at Beginning of Period                  9,688,652           15,041,749            7,737,546          9,237,720
                                                   ---------           ----------            ---------          ---------
Net Assets at End of Period                       $8,998,404           $9,688,652           $8,010,668         $7,737,546
                                                  ==========           ==========           ==========         ==========
Undistributed net investment income
included in net assets at end of period                   $0                   $0             $ 44,587           $ 56,531
                                                          ==                   ==             ========           ========
(1) Formerly Lexington Corporate Leaders Portfolio
                                                                               See Notes to Financial Statements

                                                                     LPT Variable Insurance Series Trust
                                                                          Financial Highlights
                                                              For a Share Outstanding Throughout the Period


                                                                        Harris Associates Value Portfolio (1)
                                                                        -------------------------------------

                                         Year Ended          Year Ended          Year Ended     Year Ended           Year Ended
                                      December 31,2001    December 31,2000   December 31,1999   December 31, 1998  December 31, 1997
                                      ----------------    ----------------   ----------------   -----------------  -----------------
Net Asset Value, Beginning of Period           $14.47            $13.95             $14.03             $13.45               $11.86

Income from Investment Operations:
Net investment income (a)                        0.05              0.12               0.05               0.10                 0.08
Net realized and unrealized gain on investments  2.38              1.27               0.61               0.48                 2.94
                                                 ----              ----               ----               ----                 ----
Total from investment operations                 2.43              1.39               0.66               0.58                 3.02
                                                 ----              ----               ----               ----                 ----
Less Distributions:
Dividends from net investment income            (0.13)            (0.05)             (0.09)              0.00                (0.05)
Distributions from net realized gains           (0.64)            (0.82)             (0.65)              0.00                (1.38)
                                                -----             -----              -----               ----                -----
Total distributions                             (0.77)            (0.87)             (0.74)              0.00                (1.43)
                                                -----             -----              -----               ----                -----
Net Asset Value, End of  Period                $16.13            $14.47             $13.95             $14.03               $13.45
                                               ======            ======             ======             ======               ======
Total Return +                                 17.37%             10.77%              4.65%              4.31%               25.56%
                                               ======             ======              =====              =====               ======
Ratios to Average Net Assets/Supplemental
  Data

Net assets, end of period (in 000's)           $8,271             $6,557             $6,535             $7,223               $3,523

Ratio of operating expenses to average net
 assets                                         1.29%              1.29%              1.29%               1.29%                1.29%
Ratio of net investment income to average net
assets                                          0.29%              0.91%              0.35%               0.75%                0.56%
Portfolio turnover rate                        60.26%            105.65%             22.47%              49.83%               84.94%
Ratio of operating expenses to average net
  assets before expense reimbursements          1.83%              1.91%              1.85%               1.85%                4.22%
Net investment income (loss) per share before
  expense reimbursements (a)                  ($0.04)              $0.04            ($0.03)               $0.03              ($0.32)
+      Total returns represent aggregate total return for the years ended
       December 31, 2001, 2000, 1999, 1998 and 1997, respectively. The total returns would have been lower if certain expenses had not been reimbursed by London Pacific.
(a)    Based on the average of the daily shares outstanding throughout the year.
(1)    Formerly MAS Value Portfolio (Note 1)
                                                         See Notes to Financial Statements

                                                                    LPT Variable Insurance Series Trust
                                                                          Financial Highlights
                                                               For a Share Outstanding Throughout the Period

                                                                    MFS Total Return Portfolio
                                                  ---------------------------------------------------------------
                                         Year Ended          Year Ended          Year Ended         Year Ended        Year Ended
                                      December 31,2001    December 31,2000   December 31,1999   December 31, 1998  December 31, 1997
                                      ----------------    ----------------   ----------------   -----------------  -----------------
Net Asset Value, Beginning of Period          $15.19            $13.83             $14.28              $12.80            $10.90

Income from Investment Operations:
Net investment income (a)                       0.37              0.41               0.38                0.37              0.35
Net realized and unrealized gain on investments(0.46)             1.76               0.02                1.16              1.95
                                               -----              ----               ----                ----              ----
Total from investment operations               (0.09)             2.17               0.40                1.53              2.30
                                               -----              ----               ----                ----              ----

Less Distributions:
Dividends from net investment income           (0.43)            (0.39)             (0.28)               0.00             (0.19)
Distributions from net realized gains          (0.91)            (0.42)             (0.57)              (0.05)            (0.21)
                                               -----             -----              -----               -----             -----
Total distributions                            (1.34)            (0.81)             (0.85)              (0.05)            (0.40)
                                               -----             -----              -----               -----             -----
Net Asset Value, End of Period                $13.76            $15.19             $13.83              $14.28            $12.80
                                              ======            ======             ======              ======            ======
Total Return +                                 0.05%            16.16%              2.92%              11.98%            21.18%
                                               =====            ======              =====              ======            ======

Ratios to Average Net Assets/Supplemental
 Data

Net assets, end of period (in 000's)         $12,388           $13,008            $13,129             $11,766            $5,973
Ratio of operating expenses to average net
assets                                         1.29%             1.29%              1.29%               1.29%             1.29%
Ratio of net investment income to average net
assets                                         2.53%             2.91%              2.67%               2.72%             2.80%
Portfolio turnover rate                      114.50%           109.29%            109.20%             126.29%           103.75%
Ratio of operating expenses to average net
  assets before expense reimbursements         1.75%             1.61%              1.60%               1.87%             3.88%
Net investment income (loss) per share before
  expense reimbursements (a)                   $0.30             $0.37              $0.34               $0.29             $0.03


+        Total returns represent aggregate total return for the years ended
         December 31, 2001, 2000, 1999, 1998 and 1997, respectively. The total returns would have been lower if certain expenses had not been reimbursed by London Pacific.
(a)      Based on the average of the daily shares outstanding throughout the year.
                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding Throughout the Period




                                                          Strong Growth Portfolio
                                            -----------------------------------------------------------
                                         Year Ended          Year Ended          Year Ended         Year Ended        Year Ended
                                      December 31,2001    December 31,2000   December 31,1999   December 31, 1998  December 31, 1997
                                      ----------------    ----------------   ----------------   -----------------  -----------------
Net Asset Value, Beginning of Period           $16.58            $27.36               $17.06           $13.47               $11.92

Income from Investment Operations:
Net investment income (loss) (a)               (0.09)            (0.24)               (0.18)           (0.08)               (0.04)
Net realized and unrealized gain (loss) on
 investments                                   (5.67)            (1.11)                13.79             4.17                 3.07
                                               -----             -----                 -----             ----                 ----
Total from investment operations               (5.76)            (1.35)                13.61             4.09                 3.03
                                               -----             -----                 -----             ----                 ----

Less Distributions:
Dividends from net investment income             0.00              0.00                 0.00             0.00                 0.00
Distributions from net realized gains          (0.06)            (9.43)               (3.31)           (0.50)               (1.48)
                                               -----             -----                -----            -----                -----
Total distributions                            (0.06)            (9.43)               (3.31)           (0.50)               (1.48)
                                               -----             -----                -----            -----                -----
Net Asset Value, End of Period                 $10.76            $16.58               $27.36           $17.06               $13.47
                                               ======            ======               ======           ======               ======

Total Return +                               (34.70%)           (4.82%)               81.45%           30.43%               25.56%
                                             ========           =======               ======           ======               ======

Ratios to Average Net Assets/Supplemental
 Data

Net assets, end of period (in 000's)           $7,131           $13,087              $14,363           $6,860               $2,912
Ratio of operating expenses to average net
 assets                                         1.29%             1.29%                1.29%            1.29%                1.29%
Ratio of net investment income (loss) to average net
 assets                                       (0.74%)           (0.83%)              (0.88%)          (0.53%)              (0.26%)
Portfolio turnover rate                       402.20%           365.82%              342.87%          275.16%              270.11%
Ratio of operating expenses to average net
 assets before expense reimbursements           1.96%             1.38%                1.80%            2.39%                4.44%
Net investment (loss) per share before
 expense reimbursements (a)                   ($0.17)           ($0.27)              ($0.28)          ($0.24)              ($0.46)

     +        Total returns represent aggregate total return for the years ended
              December 31, 2001, 2000, 1999, 1998 and 1997, respectively. The total returns would have been lower if certain expenses had not been reimbursed by London Pacific.
      (a)     Based on the average of the daily shares outstanding throughout the year.
                                                    See Notes to Financial Statements

                                                   LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding Throughout the Period

                                                           RS Diversified Growth Portfolio (1)
                                                -----------------------------------------------------------
                                         Year Ended          Year Ended          Year Ended         Year Ended        Year Ended
                                      December 31,2001    December 31,2000   December 31,1999   December 31, 1998  December 31, 1997
                                      ----------------    ----------------   ----------------   -----------------  -----------------


Net Asset Value, Beginning of Period           $8.07             $23.05              $12.00             $10.22             $8.58

Income from Investment Operations:
Net investment income (loss) (a)              (0.08)             (0.19)              (0.14)             (0.08)             (0.07)
Net realized and unrealized gain (loss) on
 investments                                    0.41             (5.95)               15.96               1.86               1.71
                                                ----             -----                -----               ----               ----
Total from investment operations                0.33             (6.14)               15.82               1.78               1.64
                                                ----             -----                -----               ----               ----

Less Distributions:
Dividends from net investment income            0.00               0.00                0.00               0.00               0.00
Distributions from net realized gains         (0.04)             (8.84)              (4.77)               0.00               0.00
                                              -----              -----               -----                ----               ----
Total distributions                           (0.04)             (8.84)              (4.77)               0.00               0.00
                                              -----              -----               -----                ----               ----

Net Asset Value, End of Period                 $8.36             $8.07               $23.05             $12.00             $10.22
                                               =====             =====               ======             ======             ======

Total Return +                                 4.33%          (30.87%)              137.04%             17.42%             19.12%
                                               =====          ========              =======             ======             ======

Ratios to Average Net Assets/Supplemental
 Data

Net assets, end of period (in 000's)          $8,998            $9,689              $15,042             $6,257             $3,452
Ratio of operating expenses to average net
 assets                                        1.39%             1.39%                1.39%              1.39%              1.39%
Ratio of net investment income (loss) to average
 net assets                                  (1.02%)           (0.92%)              (0.87%)            (0.73%)            (0.72%)
Portfolio turnover rate                      347.18%           374.57%              480.03%            381.64%            234.54%
Ratio of operating expenses to average net
 assets before expense reimbursements          2.19%             1.60%                1.97%              2.37%              4.53%
Net investment income (loss) per share
 before expense reimbursements (a)           ($0.14)           ($0.23)              ($0.24)            ($0.18)            ($0.35)


     +        Total returns represent aggregate total return for the years ended
              December 31, 2001, 2000, 1999, 1998 and 1997, respectively. The total returns would have been lower if certain expenses had not been reimbursed by London Pacific.
     (a)      Based on the average of the daily shares outstanding throughout the year.
     (1)      Formerly Berkeley Smaller Companies Portfolio (Note 1).
                                                                 See Notes to Financial Statements

                                                    LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding Throughout the Period


                                                                LPA Core Equity Portfolio (1)
                                                   -----------------------------------------------------------
                                          Year Ended          Year Ended          Year Ended         Year Ended        Year Ended
                                      December 31,2001    December 31,2000   December 31,1999   December 31, 1998  December 31, 1997
                                      ----------------    ----------------   ----------------   -----------------  -----------------
Net Asset Value, Beginning of Period          $14.69             $17.70              $14.97             $13.39            $11.44

Income from Investment Operations:
Net investment income (a)                       0.08               0.11                0.09               0.12              0.13
Net realized and unrealized gain (loss) on
 investments                                  (0.73)             (1.96)                2.91               1.49              2.70
                                              -----              -----                 ----               ----              ----
Total from investment operations              (0.65)             (1.85)                3.00               1.61              2.83
                                              -----              -----                 ----               ----              ----

Less Distributions:
Dividends from net investment income          (0.11)             (0.09)              (0.10)               0.00            (0.08)
Distributions from net realized gains         (1.57)             (1.07)              (0.17)             (0.03)            (0.80)
                                              -----              -----               -----              -----             -----
Total distributions                           (1.68)             (1.16)              (0.27)             (0.03)            (0.88)
                                              -----              -----               -----              -----             -----

Net Asset Value, End of Period                $12.36             $14.69              $17.70             $14.97            $13.39
                                              ======             ======              ======             ======            ======

Total Return +                               (2.77%)           (11.06%)              20.05%             12.04%            24.71%
                                             =======           ========              ======             ======            ======

Ratios to Average Net Assets/Supplemental
 Data

Net assets, end of period (in 000's)          $8,011             $7,738              $9,238             $8,169            $3,453
Ratio of operating expenses to average net
 assets                                        1.29%              1.29%               1.29%              1.29%             1.29%
Ratio of net investment income to average net
 assets                                        0.60%              0.67%               0.53%              0.87%             0.99%
Portfolio turnover rate                       84.14%             76.78%              10.06%              7.08%            35.69%
Ratio of operating expenses to average net
 assets before expense reimbursements and fee
 waivers                                       1.34%              1.33%               1.34%              1.60%             4.08%
Net investment income (loss) per share
 before expense reimbursements (a)             $0.08              $0.10               $0.08              $0.08           $(0.24)

+   Total returns represent aggregate total return for the years ended December
    31, 2001, 2000, 1999, 1998 and 1997, respectively. The total returns would have been lower if certain expenses had not been reimbursed and waived by
    London Pacific.
(a) Based on the average of the daily shares outstanding throughout the year.
(1) Formerly Lexington Corporate Leaders Portfolio (Note 1).
                                                                  See Notes to Financial Statements

                                                   LPT Variable Insurance Series Trust
                                                   Harris Associates Value Portfolio
                                                         Schedule of Investments
                                                             December 31, 2001
                                                                                               Value
Shares                                                                                       (Note 2)
------                                                                                       --------
COMMON STOCKS - 89.83%
         Consumer Discretionary - 18.95%
  4,950  Black & Decker Corporation..........................................................$186,764
  8,000  Brunswick Corporation................................................................174,080
  4,800  Fortune Brands, Inc.  ...............................................................190,032
  6,200  Gap, Inc.  ...........................................................................86,428
  3,000  McDonald's Corporation  ..............................................................79,410
  5,800  Newell Rubbermaid, Inc. .............................................................159,906
  7,400  Park Place Entertainment Corporation   +..............................................67,858
  8,000  J.C. Penney, Inc. ...................................................................215,200
  2,700  Starwood Hotels & Resorts Worldwide, Inc.  ...........................................80,595
  7,000  Toys R Us, Inc.   +..................................................................145,180
  3,700  Tricon Global Restaurants, Inc.   +..................................................182,040
                                                                                              -------
                                                                                            1,567,493
                                                                                            ---------
         Consumer Staples - 9.97%
  4,700  CVS Corporation  ....................................................................139,120
  3,900  Clorox Company  .....................................................................154,245
  3,000  General Mills, Inc. .................................................................156,030
  3,300  Kraft Foods, Inc. ...................................................................112,299
  9,000  Kroger Company  +....................................................................187,830
  1,800  Safeway, Inc.  +......................................................................75,150
                                                                                               ------
                                                                                              824,674
                                                                                              -------
         Financial Services - 9.73%
  1,800  Federal National Mortgage Association................................................143,100
  3,000  MGIC Investment Corporation..........................................................185,160
  8,700  U.S. Bancorp.........................................................................182,091
  9,000  Washington Mutual, Inc.  ............................................................294,300
                                                                                              -------
                                                                                              804,651
                                                                                              -------
         Communications - 7.45%
 10,500  AT&T Corporation.....................................................................190,470
  8,400  Citizens Communications Company   +...................................................89,544
  3,100  Knight Ridder, Inc. .................................................................201,283
  6,700  Sprint Corporation...................................................................134,536
                                                                                              -------
                                                                                              615,833
                                                                                              -------
         General Business - 7.43%
  7,050  Cendant Corporation  +...............................................................138,250
  4,650  Equifax, Inc.  ......................................................................112,298
  2,200  First Data Corporation...............................................................172,590
  6,000  Waste Management, Inc.  .............................................................191,460
                                                                                              -------
                                                                                              614,598
                                                                                              -------
                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                     Harris Associates Value Portfolio
                                                    Schedule of Investments (Continued)
                                                           December 31, 2001
                                                                                               Value
Shares                                                                                       (Note 2)
------                                                                                       --------
COMMON STOCKS - (Continued)
         Electronics - 7.05%
  4,000  Electronic Data Systems Corporation.................................................$274,200
  7,200  Motorola, Inc.  .....................................................................108,144
  4,500  Sungard Data Systems, Inc. ..........................................................130,185
  2,350  Teradyne, Inc.   +....................................................................70,829
                                                                                             --------
                                                                                              583,358
                                                                                              -------

         Drugs & Health Care - 5.68%
  2,700  Chiron Corporation   +...............................................................118,368
  4,100  Guidant Corporation   +..............................................................204,180
  2,500  Merck & Company, Inc.   .............................................................147,000
                                                                                              -------
                                                                                              469,548
                                                                                              -------
         Energy - 4.97%
  3,800  Burlington Resources, Inc.  .........................................................142,652
  5,000  Conoco, Inc. ........................................................................141,500
  2,100  Phillips Petroleum Company...........................................................126,546
                                                                                              -------
                                                                                              410,698
                                                                                              -------

         Broadcasting & Publishing - 4.00%
  1,200  Gannett, Inc. ....................................................................... 80,676
  4,100  Interpublic Group of Companies, Inc. ................................................121,114
  9,200  Liberty Media Group  +...............................................................128,800
                                                                                              -------
                                                                                              330,590
                                                                                              -------

         Personal Services - 3.24%
  6,000  H&R Block, Inc. .....................................................................268,200
                                                                                              -------
         Utilities - 2.45%
  4,300  TXU Corporation......................................................................202,745
                                                                                              -------
         Autos & Transportation - 2.15%
  6,800  Ford Motor Company...................................................................106,896
  4,600  General Motors Corporation............................................................71,070
                                                                                               ------
                                                                                              177,966
                                                                                              -------
         Office Equipment - 2.02%
 16,000  Xerox Corporation....................................................................166,720
                                                                                              -------
         Construction Materials -  1.76%
  5,950  Masco Corporation....................................................................145,775
                                                                                              -------
         Consumer Non-Durables - 1.63%
  7,850  Mattel, Inc. ........................................................................135,020
                                                                                              -------
         Conglomerates - 1.35%
  2,700  Textron, Inc.  ......................................................................111,942
                                                                                             --------
         Total Common Stocks (Cost $6,496,392)............................................. 7,429,811
                                                                                           ----------

                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                     Harris Associates Value Portfolio
                                                    Schedule of Investments (Continued)
                                                           December 31, 2001

Principal                                                                                      Value
Amount                                                                                       (Note 2)
------                                                                                       --------
SHORT-TERM OBLIGATIONS - 10.37%
         Repurchase Agreement - 5.83%
$482,000 Repurchase Agreement with State Street Bank and Trust Company, dated 12/31/01 at 0.85%, due 01/02/02, maturity value $482,023,
         (collateralized by U.S. Treasury Note, 5.625%,
         due 05/15/08,par value $505,000; market value $493,684)                             $482,000
                                                                                              -------
Shares
------
         Investment Company - 4.54%
 375,812 Seven Seas Money Market Fund                                                         375,812
                                                                                              -------
         Total Short-Term Obligations (Cost $857,812)...                                      857,812
                                                                                              -------
TOTAL INVESTMENTS (COST $7,354,204*)....................       100.20%                     $8,287,623
OTHER ASSETS AND LIABILITIES (NET)......................        (0.20)                       (16,535)
                                                                -----                        -------
NET ASSETS..............................................       100.00%                     $8,271,088
                                                               ======                      ==========

* Aggregate cost for Federal tax purposes is $7,694,386 (Note 4)
+ Non-income producing security
                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                        Schedule of Investments
                                                           December 31, 2001
                                                                                               Value
Shares                                                                                       (Note 2)
------                                                                                       --------
COMMON STOCKS - 59.09%
         Financial Services - 13.42%
   3,480 Allstate Corporation................................................................$117,276
     200 American Express Company...............................................................7,138
   2,219 Bank of America Corporation..........................................................139,686
     760 Chubb Corporation.....................................................................52,440
   1,225 CIGNA Corporation....................................................................113,496
   2,413 Citigroup, Inc. .....................................................................121,808
   1,825 Federal Home Loan Mortgage Corporation...............................................119,355
   3,300 FleetBoston Financial Corporation....................................................120,450
   2,100 The Hartford Financial Services Group, Inc. .........................................131,943
      80 J P Morgan Chase & Company, Inc.  .....................................................2,908
   1,420 Jefferson Pilot Corporation...........................................................65,703
   2,520 Mellon Financial Corporation..........................................................94,802
   2,000 Merrill Lynch & Company, Inc. .......................................................104,240
   1,890 MetLife, Inc. ........................................................................59,875
   1,865 Morgan Stanley Dean Witter & Company ................................................104,328
   1,420 Nationwide Financial Services, Inc.  .................................................58,873
   1,385 PNC Financial Services Group, Inc. ...................................................77,837
   2,220 St. Paul Companies, Inc. .............................................................97,613
     335 U.S. Bancorp...........................................................................7,012
     950 Wachovia Corporation, New.............................................................29,792
     825 Wells Fargo & Company.................................................................35,846
                                                                                               ------
                                                                                            1,662,421
                                                                                            ---------

         Energy - 8.64%
   2,074 Apache Corporation...................................................................103,426
   1,325 BJ Services Company...................................................................42,996
     928 BP PLC, ADR...........................................................................43,161
   1,425 Cooper Cameron Corporation   +........................................................57,513
   4,495 Devon Energy Corporation.............................................................173,732
   3,230 Exxon Mobil Corporation..............................................................126,939
     715 Kerr-McGee Corporation................................................................39,182
   3,795 Noble Drilling Corporation    +......................................................129,182
   4,400 Occidental Petroleum Corporation.....................................................116,732
   2,090 Royal Dutch Petroleum Company........................................................102,452
   2,350 Schlumberger Ltd.  ..................................................................129,133
     180 Unocal Corporation.....................................................................6,493
                                                                                                -----
                                                                                            1,070,941
                                                                                            ---------

                                                   See Notes to Financial Statements


                                                  LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 2001
                                                                                               Value
Shares                                                                                       (Note 2)
------                                                                                       --------
COMMON STOCKS - (Continued)
         Communications - 5.22%
   5,660 AT&T Corporation....................................................................$102,672
   2,519 AT&T Wireless Services, Inc. +....................................................... 36,198
   1,750 Advanced Fibre Communications, Inc.  +................................................30,923
     179 Alltel Corporation....................................................................11,050
   1,025 Centurytel, Inc. .....................................................................33,620
   5,000 Nortel Networks Corporation...........................................................37,500
     890 SBC Communications, Inc. .............................................................34,861
   5,969 SprintCorporation   .................................................................119,858
   1,510 Telephone & Data Systems, Inc. ......................................................135,523
   2,207 Verizon Communications...............................................................104,744
                                                                                              -------
                                                                                              646,949
                                                                                              -------
         Materials and Processing - 4.82%
   4,265 Akzo Nobel NV ...................................................................... 190,394
     575 Alcan, Inc.  ........................................................................ 20,660
   3,352 ALCOA, Inc.......................................................................... 119,164
     350 Aracruz Celulose S.A.   +..............................................................6,363
     850 Bowater, Inc..........................................................................40,545
   1,920 International Paper Company...........................................................77,472
     300 Jefferson Smurfit Group PLC, ADR+......................................................6,750
   8,040 Owens Illinois, Inc. .................................................................80,320
     710 Rohm & Haas Company ..................................................................24,587
     600 Willamette Industries, Inc.  .........................................................31,272
                                                                                               ------
                                                                                              597,527
                                                                                              -------
         Drugs & Health Care - 4.18%
     870 Abbott Laboratories...................................................................48,503
     780 American Home Products Corporation....................................................47,861
     210 Baxter International, Inc. ...........................................................11,262
     730 Bristol Myers Squibb Company..........................................................37,230
     120 Guidant Corporation   +................................................................5,976
   1,080 HCA,Inc.   ...........................................................................41,623
     100 Johnson & Johnson......................................................................5,910
     280 Eli Lilly & Company...................................................................21,991
   1,305 Merck & Company, Inc. ................................................................76,734
   1,960 Novartis AG...........................................................................70,860
     865 Pfizer, Inc. .........................................................................34,470
     541 Pharmacia Corporation.................................................................23,074
   1,670 Schering-Plough Corporation...........................................................59,803
     460 Trigon Healthcare, Inc.  +............................................................31,947
                                                                                               ------
                                                                                              517,244
                                                                                              -------

                                                   See Notes to Financial Statements


                                                  LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 2001
                                                                                               Value
Shares                                                                                       (Note 2)
------                                                                                       --------
COMMON STOCKS - (Continued)
         Utilities - 4.03%
   2,600 Calpine Corporation   +..............................................................$43,654
     390 Dominion Resources, Inc.  ............................................................23,439
     900 Duke Energy Company...................................................................22,842
     880 El Paso Corporation...................................................................39,257
     500 Exelon Corporation....................................................................23,940
     370 FPL Group, Inc.  .....................................................................20,868
   2,800 National Fuel Gas Company.............................................................69,160
   5,795 NiSource, Inc. ......................................................................133,633
   1,200 Pinnacle West Capital Corporation.....................................................50,220
     270 Progress Energy, Inc. ................................................................12,158
     396 TXU Corporation.......................................................................18,671
   1,190 WGL Holdings, Inc. ...................................................................34,593
     280 Williams Companies, Inc. ..............................................................7,146
                                                                                                -----
                                                                                              499,581
                                                                                              -------

         Broadcasting & Publishing - 3.82%
     800 Charter Communications, Inc.   +......................................................13,144
   3,180 Comcast Corporation..................................................................114,480
     650 Cox Communications, Inc. (New)   +....................................................27,242
     870 Gannett, Inc..........................................................................58,490
     260 New York Times Company, Class A.......................................................11,245
     600 Tribune Company, New..................................................................22,458
   5,124 Viacom, Inc.  +......................................................................226,225
                                                                                              -------
                                                                                              473,284
                                                                                              -------
         Consumer Discretionary - 3.53%
   5,754 Diageo. ..............................................................................65,667
     200 Walt Disney Company....................................................................4,144
     920 Fortune Brands, Inc. .................................................................36,423
   1,500 Gap, Inc. ............................................................................20,910
   2,210 Harrah's Entertainment, Inc.    +.....................................................81,792
   1,950 McDonald's Corporation................................................................51,617
     590 MGM Mirage, Inc.   +..................................................................17,033
   3,360 Sears, Roebuck & Company.............................................................160,070
                                                                                              -------
                                                                                              437,656
                                                                                              -------

                                                   See Notes to Financial Statements


                                                  LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 2001
                                                                                               Value
Shares                                                                                       (Note 2)
------                                                                                       --------
COMMON STOCKS - (Continued)
         Consumer Staples - 3.12%
   2,711 Archer Daniels Midland Company.......................................................$38,903
   1,510 Gillette Company......................................................................50,434
   1,180 Kellogg Company.......................................................................35,518
   3,600 Kroger Company   +....................................................................75,132
     107 Nestle SA ............................................................................22,824
     738 Pepsico, Inc.  .......................................................................35,933
   1,080 Procter & Gamble Company..............................................................85,460
   1,015 Safeway, Inc.   +.....................................................................42,376
                                                                                               ------
                                                                                              386,580
                                                                                              -------
         Chemicals - 2.03%
   1,540 Air Products & Chemicals, Inc.........................................................72,241
   1,140 Dow Chemical Company..................................................................38,509
   1,300 Georgia Gulf Corporation..............................................................24,050
     500 PPG Industries, Inc. .................................................................25,860
   1,640 Praxair,Inc. .........................................................................90,610
                                                                                              -------
                                                                                              251,270
                                                                                              -------
         Electronics - 1.37%
   1,355 Analog Devices, Inc.   +..............................................................60,148
   3,950 Motorola, Inc. .......................................................................59,329
     600 Tektronix, Inc.   +...................................................................15,468
   1,250 Texas Instruments, Inc. ..............................................................35,000
                                                                                               ------
                                                                                              169,945
                                                                                              -------
         Capital Goods - 1.25%
   3,280 Deere & Company......................................................................143,205
     170 Illinois Tool Works, Inc.  ...........................................................11,512
                                                                                               ------
                                                                                              154,717
                                                                                              -------
         Computer & Business Equipment - 0.91%
     370 Compaq Computer Corporation............................................................3,611
     430 Hewlett Packard Company................................................................8,832
     374 International Business Machines Corporation...........................................45,239
   4,460 Sun Microsystems, Inc.    +...........................................................54,858
                                                                                               ------
                                                                                              112,540
                                                                                              -------
         Autos & Transportation - 0.74%
   2,060 Burlington Northern Santa Fe Corporation..............................................58,772
     600 United Parcel Service, Inc............................................................32,700
                                                                                               ------
                                                                                               91,472
                                                                                               ------


                                                   See Notes to Financial Statements


                                                  LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 2001
                                                                                              Value
Shares                                                                                      (Note 2)
------                                                                                      --------
COMMON STOCKS - (Continued)
         Consumer Cyclical - 0.67%
   4,060 Delphi Automotive Systems Corporation...............................................$55,460
   1,810 Visteon Corporation..................................................................27,222
                                                                                              ------
                                                                                              82,682
                                                                                              ------
         Real Estate - 0.53%
     500 Equity Office Properties Trust.......................................................15,040
   1,760 Equity Residential Properties Trust..................................................50,530
                                                                                              ------
                                                                                              65,570
                                                                                              ------
         Aerospace - 0.49%
     375 Northrop Grumman Corporation.........................................................37,804
     350 United Technologies Corporation......................................................22,620
                                                                                              ------
                                                                                              60,424
                                                                                              ------
         Basic Industry - 0.21%
     440 Kimberly Clark Corporation...........................................................26,312
                                                                                              ------
         Software - 0.11%
     400 Oracle Corporation   +................................................................5,524
     200 VeriSign, Inc.  +.....................................................................7,608
                                                                                               -----
                                                                                              13,132
                                                                                              ------
         Total Common Stocks (Cost $7,140,950).............................................7,320,247
                                                                                           ---------
PREFERRED STOCKS - 0.70%
     250 Dominion Resources, Inc.  ...........................................................14,930
     600 Motorola, Inc.  +....................................................................28,044
     320 NiSource, Inc. ......................................................................14,544
     300 Owens Illinois, Inc...................................................................6,150
     160 Tribune Company, New.................................................................13,891
     370 TXU Corporation.......................................................................9,650
                                                                                               -----
         Total Preferred Stocks (Cost $91,507)................................................87,209
                                                                                              ------
WARRANTS - 0.01%
     660 NiSource, Inc.+(Cost $1,341)..........................................................1,531
                                                                                               -----
Principal
Amount
------
CORPORATE BONDS AND NOTES - 23.36%
 $15,000 AIG Sunamerica Global Financing, 144A, due 06/15/2005................................16,227
  50,000 AIG Sunamerica Global Financing, 144A, 5.85%, due 02/01/2006.........................51,621
  15,000 AT&T Wireless Services, Inc., 7.35%, due 03/01/2006..................................15,828
  25,000 Allegheny Energy Supply Company, LLC, 144A, 7.80%, due 03/15/2011....................24,606
  16,000 Amerada Hess  Corporation, 6.65%, due 08/15/2011.....................................16,009
  15,000 Amerada Hess  Corporation, 7.30%, due 08/15/2031.....................................14,864
                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 2001

Principal                                                                                     Value
Amount                                                                                      (Note 2)
------                                                                                      --------
CORPORATE BONDS AND NOTES (Continued)
 $ 8,273 American Airlines, 6.855%, due 04/15/2009............................................$8,307
  14,000 Anadarko Finance Company, 6.75%, due 05/01/2011......................................14,229
  25,000 Analog Devices, Inc., 4.75%, due 10/01/2005..........................................23,865
   5,000 Bank of America Corporation, 7.40%, due 01/15/2011....................................5,363
  21,883 Bear Stearns Commercial Mortgage Securities,  6.80%, due 09/15/2008 .................22,902
  10,000 BellSouth Corporation, 6.00%, due 10/15/2011 .........................................9,955
  26,000 Belo AH Corporation, 7.75%, due 06/01/2027.......................................... 22,829
  38,000 CWMBS, Inc., 8.00%, due 07/25/2030...................................................40,063
  21,000 Cendant Corporation, 144A, 6.875%, due 08/15/2006....................................20,304
  51,000 Certificates Funding Corporation,  6.716%, due 12/19/2004............................54,037
  17,000 Chase Commercial Mortgage Securities Corporation,
         6.39%, due 11/18/2008................................................................17,450
  10,319 Chase Commercial Mortgage Securities Corporation,
         7.543%, due 07/15/2032...............................................................11,081
   6,000 Cingular Wireless LLC, 144A,  6.50%, due 12/15/2011...................................6,047
   6,000 Cingular Wireless LLC, 144A,  7.125%, due 12/15/2031..................................6,052
  35,000 Citibank Credit Card Issuance Trust, 6.65%, due 05/15/2008...........................36,348
  22,000 Citigroup, Inc., 7.25%, due 10/01/2010...............................................23,598
  20,000 Citizens Communications Company, 8.50%, due 05/15/2006...............................21,237
  19,000 Citizens Communications Company, 144A, 7.625%, due 08/15/2008........................19,430
   7,000 Cleveland Electric Illuminating Company, Secured Note, 144A,
         7.88%, due 11/01/2017.................................................................7,326
  23,000 Cleveland Electric Illuminating Company, 9.00%, due 07/01/2023.......................24,104
  28,000 Coastal Corporation, 6.20%, due 05/15/2004...........................................28,236
  17,000 Comcast Cable Communications, Inc., 6.875%, due 06/15/2009...........................17,184
  13,000 Comcast Cable Communications, Inc., 6.75%, due 01/30/2011............................13,051
  13,127 Comm 2000 Fl2, 144A, 1.00%, due 04/15/2011...........................................13,102
  16,000 Commonwealth Edison Company, 8.50%, due 07/15/2022...................................16,758
  19,000 Conoco Funding Company, 6.35%, due 10/15/2011........................................19,245
   3,000 Consolidated Natural Gas Company, 6.25%, due 11/01/2011...............................2,916
  23,824 Continental Airlines, 6.648%, due 09/15/2017.........................................21,128
  11,000 Countrywide Home Loans, Inc., 5.50%, due 08/01/2006..................................10,972
  35,000 Country Home Loan, Inc., 6.85%, due 06/15/2004.......................................36,794
   5,000 Cox Communications, Inc., 7.75%, due 11/01/2010.......................................5,378
  20,000 Cox Communications, Inc., 6.75%, due 03/15/2011......................................20,110
  20,000 Credit Suisse First Boston USA, 6.125%, due 11/15/2011...............................19,513

                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 2001
Principal                                                                                     Value
Amount                                                                                      (Note 2)
------                                                                                      --------

CORPORATE BONDS AND NOTES (Continued)
$100,000 Crimi Mae Commercial Mortgage Trust, 144A, 7.00%, due 03/02/2011...................$103,453
  12,000 DTE Energy Company, 7.05%, due 06/01/2011............................................12,338
  36,000 Delhaize America, Inc., 9.00%, due 04/15/2031........................................41,640
  13,000 Dime Bancorp, Inc., 9.00%, due 12/19/2002............................................13,709
  14,000 Dominion Resources, Inc., 8.125%, due 06/15/2010.....................................15,326
   7,000 Dynegy Holdings, Inc., 6.875%, due 04/01/2011.........................................5,888
  32,000 EOP Operations  Ltd. Partnership, 7.75%, due 11/15/2007..............................34,171
  11,000 Entergy Mississippi, Inc., 6.20%, due 05/01/2004.....................................11,288
  38,000 Federated Department Stores, Inc., 8.50%, due 06/15/2003.............................40,048
  15,000 FirstEnergy Corporation, 6.45%, due 11/15/2011.......................................14,686
  13,000 Ford Credit Auto Owner Trust, 6.42%, due 10/15/2003..................................13,431
  65,000 Ford Motor Credit Company, 6.875%, due 02/01/2006....................................64,977
  55,000 Ford Motor Credit Company, 7.375%, due 02/01/2011....................................54,274
  31,000 Ford Motor Credit Company, 7.25%, due 10/25/2011.....................................30,192
  18,000 Ford Motor Credit Company, 7.45%, due 07/16/2031.....................................16,516
  15,000 Fox Liberty Networks LLC, 8.875%, due 08/15/2007.....................................15,600
   6,783 GGIB Funding Corporation, Secured Lease Obligation Bond,
         7.43%, due 01/15/2011.................................................................7,001
  31,732 GS Mortgage Securities Corporation, 6.06%, due 10/18/2030............................32,746
  26,000 General Electric Capital Corporation, 7.50%, due 05/15/2005..........................28,085
   9,000 General Electric Capital Corporation, 8.85%, due 03/01/2007..........................10,452
  29,000 General Electric Capital Corporation, 8.70%, due 03/01/2007..........................33,558
   7,000 General Electric Capital Corporation, 8.75%, due 05/21/2007...........................8,212
  29,000 General Motors Acceptance Corporation, 5.36%, due 07/27/2004.........................28,959
  24,000 General Motors Acceptance Corporation, 7.25%, due 03/02/2011.........................24,171
  16,000 General Motors Acceptance Corporation, 6.875%, due 09/15/2011........................15,649
   8,000 General Motors Acceptance Corporation, 8.00%, due 11/01/2031..........................8,094
   5,000 Gulf States Utilities Company, 8.25%, due 04/01/2004..................................5,364
  11,000 Harrahs Operations, Inc., 7.125%, due 06/01/2007.....................................11,131
  19,000 Hilton Hotels Corporation, 5.00%, due 05/15/2006.....................................16,885
   8,000 Household Finance Corporation, 7.875%, due 03/01/2007.................................8,734
  30,000 Hydro Quebec, 6.30%, due 05/11/2011..................................................30,513
  21,477 Independent National Mortgage Corporation, 7.00%, due 05/25/2026.....................21,826
  16,000 Ingersoll-Rand Company, 6.25%, due 05/15/2006........................................16,360
  16,000 Kmart Corporation, 9.375%, due 02/01/2006 (d)........................................13,230
  18,000 Kellogg Company, 144A, 6.00%, due 04/01/2006.........................................18,432
  18,000 Kinder Morgan Energy Partners, 6.75%, due 03/15/2011.................................18,070
  12,000 Kinder Morgan Energy Partners, 7.40%, due 03/15/2031.................................12,106
  11,000 Lehman Brothers Holdings, 7.75%, due 01/15/2005......................................11,719
                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 2001
Principal                                                                                     Value
Amount                                                                                      (Note 2)
------                                                                                      --------
CORPORATE BONDS AND NOTES (Continued)
 $41,000 Lehman Brothers Holdings, 8.25%, due 06/15/2007.....................................$45,676
  23,000 Loews Corporation, 3.125%, due 09/15/2007............................................19,706
  26,000 MGM Mirage, Inc., 8.50%, due 09/15/2010..............................................25,852
   4,000 Metronet Communciations Corporation, 1.00%, due 06/15/2008............................2,100
  17,000 MidAmerican Funding, LLC, 6.927%, due 03/01/2029.....................................16,216
  23,539 Midland Funding Corporation, Senior Secured Lease Bond,
         Series C, 10.33%, due 07/23/2002 ....................................................23,909
   8,000 J.P. Morgan Commercial Mortgage Finance Corporation,
         6.613%, due 01/15/2030 ...............................................................8,302
  24,999 Morgan Stanley Deanwitter Capital, 3.44%, due 10/07/2013.............................24,943
  38,000 Morgan Stanley Group, Inc., 6.10%, due 04/15/2006....................................39,166
   9,270 NRG South Central Generating LLC, 8.962%, due 03/15/2016..............................9,627
   8,000 News America, Inc., 6.703%, due 05/21/2004............................................8,247
   3,000 News America, Inc., 8.50%, due 02/15/2005.............................................3,229
   3,000 News America, Inc., 7.30%, due 04/30/2028.............................................2,794
  43,098 Niagara Mohawk Power Corporation, 7.25%, due 10/01/2002..............................44,353
  39,000 Niagara Mohawk Power Corporation, 7.75%, due 05/15/2006..............................42,171
   8,000 Niagara Mohawk Power Corporation, 8.77%, due 01/01/2018...............................8,406
  49,000 NiSource Financial Corporation, 7.875%, due 11/15/2010...............................50,676
   8,686 Northeast Utilities Systems, 8.58%, due 12/01/2006....................................9,235
  23,000 Northrop Grumman Corporation, 7.125%, due 02/15/2011.................................24,052
  18,000 Northrop Grumman Corporation, 7.75%, due 02/15/2031..................................19,369
  12,000 NSTAR., 8.00%, due 02/15/2010........................................................12,892
  18,000 Occidental Petroleum Corporation, 6.40%, due 04/01/2003..............................18,404
  17,000 PSEG Power LLC, 7.75%, due 04/15/2011................................................17,855
  16,000 PSEG Power LLC, 8.625%, due 04/15/2031...............................................18,098
  17,000 Pemex Project Funding, 9.125%, due 10/13/2010........................................17,935
  10,000 Phillips Petroleum Company, 8.50%, due 05/25/2005....................................11,009
   8,000 Progress Energy, Inc., 7.10%, due 03/01/2011..........................................8,304
  33,000 QWEST Capital Funding, Inc., 7.25%, due 02/15/2011...................................32,192
  36,000 Raytheon Company, 6.45%, due 08/15/2002..............................................36,720
  40,000 Residential Accredit Loans, Inc., 6.75%, due 10/25/2028..............................40,812
   7,000 Residential Funding Mortgage Securities, 7.66%, due 09/25/2012........................7,103
  37,000 Residential Funding Mortgage Securities, 6.00%, due 12/15/2016.......................37,179
  60,000 Salton Sea Funding Group Corporation, Senior Secured Bond,
         7.84%, due 05/30/2010............................................................... 54,335
  10,000 Simon Property Group, Inc., 6.75%, due 02/09/2004....................................10,218
   4,000 Singapore Telecommunications, 144A, 6.375%, due 12/01/2011............................3,954
  45,000 Socgen Real Estate Company, LLC, 144A, 7.64%, due 12/29/2049.........................46,378
                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 2001
Principal                                                                                     Value
Amount                                                                                      (Note 2)
------                                                                                      --------
CORPORATE BONDS AND NOTES (Continued)
 $28,000 Sprint Capital Corporation, 7.125%, due 01/30/2006..................................$29,190
   8,000 Sprint Capital Corporation, 6.00%, due 01/15/2007.....................................7,943
  10,000 Sprint Capital Corporation, 6.875%, due 11/15/2028....................................9,147
  20,000 Summit Acceptance Auto Investment LLC,144A , 7.51%, due 02/15/2007...................21,206
  18,000 SunAmerica Institutional, 5.75%, due 02/16/2009......................................17,781
  62,000 TCI Communications Financing III, Capital Securities,
         9.65%, due 03/31/2027................................................................68,915
  12,000 TXU Eastern Funding Company, 6.15%, due 05/15/2002...................................12,143
  11,000 Telecomunicaciones de Puerto Rico, 6.65%, due 05/15/2006.............................11,008
  38,000 Tenet Healthcare Corporation, 144A, 6.375%, due 12/01/2011...........................36,752
   5,000 Texas Gas Transmission Corporation, 7.25%, due 07/15/2027.............................4,710
  22,000 Time Warner Entertainment Company, LP, 10.15%, due 05/01/2012........................27,604
  10,000 Time Warner, Inc., 6.875%, due 06/15/2018.............................................9,807
  15,000 Toledo Edison Company, 7.875%, due 08/01/2004........................................16,037
   7,000 Tyson Foods, Inc., 144A, 8.25%, due 10/01/2011........................................7,413
  12,000 USA Waste Services, Inc., 7.00%, due 07/15/2028......................................11,215
  16,000 Union Pacific Corporation, 6.34%, due 11/25/2003.....................................16,721
  13,000 Union Pacific Corporation, 5.84%, due 05/25/2004.....................................13,419
   7,000 UtiliCorp United, Inc., 7.00%, due 07/15/2004.........................................7,128
  10,000 Verizon PA, Inc., 5.65%, due 11/15/2011...............................................9,606
  32,000 WMX Technologies, Inc., 6.375%, due 12/01/2003.......................................33,158
  10,196 Waterford 3 Funding Corporation, Secured Lease Collateral Bond,
         8.09%, due 01/02/2017................................................................10,351
  22,000 Waste Management, Inc., 6.625%, due 07/15/2002.......................................22,376
  26,000 Waste Management, Inc., 7.375%, due 08/01/2010.......................................26,726
   7,000 Williams Gas Pipelines, 144A, 7.375%, due 11/15/2006..................................7,271
  13,000 Wisconsin Energy Corporation, 5.875%, due 04/01/2006.................................13,165
   5,000 WorldCom, Inc., 6.40%, due 08/15/2005.................................................5,095
   9,000 WorldCom, Inc., 8.25%, due 05/15/2031.................................................9,490
                                                                                               -----
         Total Corporate Bonds and Notes (Cost $2,849,125).................................2,893,697
                                                                                           ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.56%
         Federal National Mortgage Association (FNMA) - 4.45%
  25,000 6.00%, due 12/15/2005................................................................26,273
  58,000 5.50%, due 02/15/2006................................................................59,758
  30,000 Pool #410201, 5.722%, due 03/01/2009.................................................30,136
 107,772 Pool #323818, 6.50%, due 07/01/2014.................................................110,398
  38,007 Pool #614921, 6.00%, due 12/01/2016..................................................38,102
  44,508 Pool #550544, 7.50%, due 09/01/2030..................................................45,927
  13,166 Pool #573030, 7.50%, due 04/01/2031..................................................13,586
                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 2001
Principal                                                                                    Value
Amount                                                                                     (Note 2)
------                                                                                     --------
U.S. GOVERNMENT AGENCY OBLIGATIONS - (Continued)
         Federal National Mortgage Association (FNMA) - (Continued)

 $49,137 Pool #579206, 6.00%, due 04/01/2031................................................$48,046
  24,517 Pool #589370, 6.50%, due 06/01/2031.................................................24,517
  25,612 Pool #594750, 6.50%, due 07/01/2031.................................................25,612
 128,921 Pool #602127, 6.50%, due 09/01/2031................................................128,921
                                                                                            -------
         Total FNMA.........................................................................551,276
                                                                                            -------
         Government National Mortgage Association (GNMA) - 3.72%
  44,363 Pool #780214, 8.00%, due 12/15/2022.................................................47,108
   2,720 REMIC, 8.00%, due 06/20/2025.........................................................2,845
  33,165 Pool #377615, 7.50%, due 09/15/2025.................................................34,470
  21,218 Pool #410122, 7.50%, due 10/15/2025.................................................22,116
  17,290 Pool #247754, 7.50%, due 11/15/2026.................................................17,927
  15,695 Pool #780546, 7.50%, due 04/15/2027.................................................16,274
  14,725 Pool #453937, 7.50%, due 08/15/2027.................................................15,268
  11,817 Pool #455301, 7.50%, due 09/15/2027.................................................12,253
  36,717 Pool #433627, 7.00%, due 02/15/2028.................................................37,508
  14,281 Pool #469399, 7.00%, due 03/15/2028.................................................14,589
  16,535 Pool #462599, 6.50%, due 03/15/2028.................................................16,592
  24,019 Pool #467737, 7.00%, due 04/15/2028.................................................24,575
  72,889 Pool #462682, 6.50%, due 04/15/2028.................................................73,139
  23,919 Pool #480352, 7.00%, due 07/15/2028.................................................24,434
  17,986 Pool #462838, 6.50%, due 07/15/2028.................................................18,048
  17,750 Pool #486794, 6.50%, due 12/15/2028.................................................17,811
  63,330 Pool #525494, 8.00%, due 12/15/2029.................................................66,318
                                                                                             ------
         Total GNMA.........................................................................461,275
                                                                                            -------
         Federal Home Loan Mortgage Corporation (FHLM) - 1.18%
  25,000 3.25%, due 11/15/2004...............................................................24,500
  68,000 5.50%, due 07/15/2006...............................................................69,891
  17,515 Pool #E81955, 6.50%, due 12/01/2015.................................................17,871
  32,000 6.75%, due 03/15/2031...............................................................33,935
                                                                                             ------
         Total FHLM.........................................................................146,197
                                                                                            -------
         Student Loan Marketing Association (SALLIE MAE) - 0.21%
  25,000 5.00%, due 06/30/2004...............................................................25,711
                                                                                             ------
         Total U.S. Government Agency Obligations (Cost $1,171,496)...................... 1,184,459
                                                                                         ----------
TREASURY OBLIGATIONS - 4.55%
         U.S. Treasury Notes - 3.32%
  55,000 3.00%, due 11/30/2003...............................................................55,043
 153,000 6.875%, due 05/15/2006.............................................................168,300
   6,000 4.625%, due 05/15/2006...............................................................6,082
                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 2001
Principal                                                                                    Value
Amount                                                                                     (Note 2)
------                                                                                     --------
TREASURY OBLIGATIONS - (Continued)
         U.S. Treasury Notes - (Continued)
$100,000 3.50%, due 11/15/2006..............................................................$96,375
  40,000 5.00%, due 02/15/2011...............................................................39,850
  46,000 5.00%, due 08/15/2011...............................................................45,856
                                                                                             ------
                                                                                            411,506
                                                                                            -------
         U.S. Treasury Bonds - 1.23%
  24,000 11.875%, due 11/15/2003.............................................................27,863
  89,000 6.25%, due 05/15/2030...............................................................96,315
  28,000 5.375%, due 02/15/2031..............................................................27,593
                                                                                             ------
                                                                                            151,771
                                                                                            -------

         Total Treasury Obligations (Cost $565,300).........................................563,277
                                                                                            -------
EUROBONDS - 1.25%
   8,000 Deutsche Finance NV, 144A, 0.00%, due 02/12/2017 ....................................4,080
  15,000 France Telecom SA, 144A, 4.406%, due 03/14/2003 ....................................15,114
  22,000 Hanson PLC, 7.875%, due 09/27/2010 .................................................23,134
 101,000 Unicredito Italiano, 9.20%, due 10/05/2049.........................................112,289
                                                                                            -------
         Total Eurobonds (Cost $151,853)....................................................154,617
                                                                                            -------
TOTAL INVESTMENTS (COST $11,971,572*)..........................98.52%                   $12,205,037
OTHER ASSETS AND LIABILITIES (NET)............................. 1.48                        183,353
                                                                -----                      --------
NET ASSETS....................................................100.00%                   $12,388,390
                                                              =======                   ===========


* Aggregate cost for Federal tax purposes is $12,032,965 (Note 4)
+  Non-income producing security
144A after the name of a security represents those securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities amounted to $392,016 or 3.16% of net assets.
(d) Security in default

                    -----------------------------------------------------------------
                                            GLOSSARY OF TERMS

                                  ADR  American Depository Receipt
                                REMIC  Real Estate Mortgage Investment Conduit


                    -----------------------------------------------------------------

                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                        Strong Growth Portfolio
                                                        Schedule of Investments
                                                           December 31, 2001
                                                                                             Value
Shares                                                                                     (Note 2)
------                                                                                     --------
COMMON STOCKS - 99.87%
         Drugs & Health Care - 24.68%
   1,200 Abbott Laboratories................................................................$66,900
   1,200 Advanced Neuromodulation Systems, Inc.   +..........................................42,300
   1,000 Affymetrix, Inc.   +................................................................37,750
     600 Allergan, Inc. .....................................................................45,030
   2,000 Applera Corporation ................................................................78,540
   1,200 Baxter International, Inc. .........................................................64,356
   1,700 Biomet, Inc.  ......................................................................52,530
   1,400 Biovail Corporation   +.............................................................78,750
   2,400 Boston Scientific Corporation   +...................................................57,888
   1,700 Cephalon, Inc.  + .................................................................128,494
   1,300 Forest Laboratories, Inc.  +.......................................................106,535
   1,500 Genzyme Corporation.................................................................89,790
     600 Gilead Sciences, Inc. ..............................................................39,432
   1,300 Guidant Corporation   +.............................................................64,740
   1,100 IDEC Pharmaceuticals Corporation ...................................................75,823
   1,000 Immunex Corporation   +.............................................................27,710
     700 Johnson & Johnson...................................................................41,370
   1,500 King Pharmaceuticals, Inc...........................................................63,195
   1,000 Laboratory Corporation of America Holdings..........................................80,850
   1,000 Lilly, Eli & Company................................................................78,540
   1,500 MedImmune, Inc.  +..................................................................69,525
   1,500 Medtronic, Inc. ....................................................................76,815
   2,400 Pfizer, Inc.  ......................................................................95,640
     800 Quest Diagnostics, Inc. ............................................................57,368
     500 St. Jude Medical, Inc.  +...........................................................38,825
     800 Sepracor, Inc.  +...................................................................45,648
   1,300 Transkaryotic Therapies, Inc.  +....................................................55,640
                                                                                             ------
                                                                                          1,759,984
                                                                                          ---------
         Consumer Discretionary - 15.71%
     400 AutoZone, Inc. +....................................................................28,720
   2,000 Bed Bath & Beyond, Inc. +...........................................................67,800
   1,700 Best Buy Company, Inc. +...........................................................126,616
   1,000 CDW Computer Centers, Inc. +........................................................53,710
   1,500 Copart, Inc. .......................................................................54,555
   3,000 Home Depot, Inc. ..................................................................153,030
   1,200 International Game Technology   +...................................................81,960
                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                        Strong Growth Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 2001
                                                                                             Value
Shares                                                                                     (Note 2)
------                                                                                     --------
COMMON STOCKS - (Continued)
         Consumer Discretionary - (Continued)
   3,600 Kohl's Corporation +..............................................................$253,584
   3,000 Lowe's Companies, Inc. ............................................................139,230
   1,000 MGM Mirage, Inc.   +................................................................28,870
   1,500 Performance Food Group Company......................................................52,755
   3,000 Staples, Inc.  +....................................................................56,100
     700 Walgreen Company....................................................................23,562
                                                                                             ------
                                                                                          1,120,492
                                                                                          ---------
         Software - 13.04%
   1,500 Activision, Inc. ...................................................................39,015
   3,000 BEA Systems, Inc.   +...............................................................46,200
     800 Business Objects S.A., ADR .........................................................27,040
     800 Check Point Software Technologies Ltd. .............................................31,912
   1,200 Electronic Arts   +.................................................................71,940
     700 Mercury Interactive Corporation   +.................................................23,786
   2,500 Microsoft Corporation   +..........................................................165,625
   2,300 Network Associates, Inc.   +........................................................59,455
   1,400 PeopleSoft, Inc.   +................................................................56,280
   3,000 Siebel Systems, Inc.   +............................................................83,940
   1,600 Symantec Corporation ..............................................................106,128
     700 Synopsys, Inc.   +..................................................................41,349
     700 THQ, Inc.   +.......................................................................33,929
   3,200 Veritas Software Corporation    +..................................................143,456
                                                                                            -------
                                                                                            930,055
                                                                                            -------
         Computers & Business Equipment - 11.84%
     900 Affiliated Computer Services, Inc. +................................................95,517
   2,800 Brocade Communications Systems, Inc. +............................................. 92,736
     400 Cerner Corporation +............................................................... 19,972
  13,000 Cisco Systems, Inc. +............................................................. 235,430
   3,000 Dell Computer Corporation +........................................................ 81,540
   1,500 Emulex Corporation +............................................................... 59,265
   1,000 Fiserv, Inc. ...................................................................... 42,320
   1,600 GTECH Holdings Corporation +....................................................... 72,464
     700 Intuit, Inc. +..................................................................... 29,946
   1,300 Network Appliance, Inc. +.......................................................... 28,431
   2,700 Storage Technology Corporation +................................................... 55,809
   2,500 Sun Microsystems, Inc. +........................................................... 30,750
                                                                                             ------
                                                                                            844,180
                                                                                            -------


                                                   See Notes to Financial Statements


                                                  LPT Variable Insurance Series Trust
                                                        Strong Growth Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 2001
                                                                                             Value
Shares                                                                                     (Note 2)
------                                                                                     --------
COMMON STOCKS - (Continued)
         Electronics - 7.52%
   1,000 Analog Devices, Inc.    +..........................................................$44,390
     600 Celestica, Inc.    +................................................................24,234
   1,200 Cree, Inc.    +.....................................................................35,352
     700 Flextronics International Ltd.    +.................................................16,793
     600 Jabil Circuit, Inc.    +............................................................13,632
   1,000 KLA-Tencor Corporation    +.........................................................49,560
   2,000 Microchip Technology, Inc.    +.....................................................77,480
   2,000 Micron Technology, Inc.    +........................................................62,000
     700 National Semiconductor Corporation    +.............................................21,553
   1,600 Nokia Corporation, ADR..............................................................39,248
   1,000 NVIDIA Corporation..................................................................66,900
     600 Q logic Corporation    +............................................................26,706
   1,500 Xilinx, Inc.   +....................................................................58,575
                                                                                             ------
                                                                                            536,423
                                                                                            -------
         Financial Services - 6.39%
   1,300 Citigroup, Inc. ....................................................................65,624
   3,200 Concord EFS, Inc. +................................................................104,896
     300 Federal Home Loan Mortgage Corporation..............................................19,620
     800 Goldman Sachs Group, Inc. ..........................................................74,200
     500 Lehman Brothers Holdings, Inc.       ...............................................33,400
   1,300 MBNA Corporation....................................................................45,760
   1,200 Moody's Corporation................................................................ 47,832
     700 XL Capital Ltd......................................................................63,952
                                                                                             ------
                                                                                            455,284
                                                                                            -------
         Capital Goods - 3.58%
   1,000 Clayton Homes, Inc. ................................................................17,100
     700 Lennar Corporation..................................................................32,774
   1,000 Lockheed Martin Corporation.........................................................46,670
   2,700 Tyco International Ltd.............................................................159,030
                                                                                            -------
                                                                                            255,574
                                                                                            -------
         Communications - 3.53%
   1,000 Broadcom Corporation   +............................................................40,870
     600 L-3 Communications Holdings, Inc.    +............................................. 54,000
   2,000 Polycom, Inc.    +................................................................. 68,140
     700 Qualcomm, Inc.  +.................................................................. 35,350
   2,200 Sprint Corporation ................................................................ 53,702
                                                                                             ------
                                                                                            252,062
                                                                                            -------

                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                        Strong Growth Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 2001

                                                                                             Value
Shares                                                                                     (Note 2)
------                                                                                     --------
COMMON STOCKS - (Continued)
         General Business - 3.16%
   1,500 Cendant Corporation  +.............................................................$29,415
     700 eBay, Inc.  +.......................................................................46,830
   1,000 First Data Corporation..............................................................78,450
     700 Lamar Advertising Company   +.......................................................29,638
     400 Paychex, Inc........................................................................13,940
   1,000 Robert Half International, Inc.   ..................................................26,700
                                                                                             ------
                                                                                            224,973
                                                                                            -------
         Energy - 2.71%
     600 BJ Services Company.................................................................19,470
   1,400 Ensco International, Inc. ..........................................................34,790
   1,301 GlobalSantaFe Corporation ..........................................................37,105
   1,000 Nabors Industries, Inc.    +........................................................34,330
     700 Smith International, Inc.    +......................................................37,534
   1,700 XTO Energy, Inc. ...................................................................29,750
                                                                                             ------
                                                                                            192,979
                                                                                            -------
         Materials & Processing - 2.06%
     700 Fastenal Company....................................................................46,501
   1,900 Nucor Corporation..................................................................100,624
                                                                                            -------
                                                                                            147,125
                                                                                            -------
         Broadcasting & Publishing - 1.76%
   1,000 Clear Channel Communications, Inc.  +...............................................50,910
     500 Omnicom Group, Inc.  ...............................................................44,675
   1,000 Westwood One, Inc.  +...............................................................30,050
                                                                                             ------
                                                                                            125,635
                                                                                            -------
         Autos & Tranportation - 1.52%
   2,000 Harley Davidson, Inc. .............................................................108,620
                                                                                            -------
         Materials and Processing - 0.83%
   1,700 Rohm & Haas Company.................................................................58,871
                                                                                             ------
         Personal Services - 0.76%
   1,200 Apollo Group, Inc...................................................................54,012
                                                                                             ------
         Consumer Cyclical - 0.44%
   1,700 Office Depot, Inc.   +..............................................................31,518
                                                                                             ------
         Conglomerates - 0.34%
     300 Johnson Controls, Inc. .............................................................24,225
                                                                                            -------
         Total Common Stocks (Cost $6,529,221)............................................7,122,012
                                                                                         ----------
                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                        Strong Growth Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 2001
                                                                                             Value
Shares                                                                                     (Note 2)
------                                                                                     --------
SHORT-TERM OBLIGATION - 0.61%
         Investment Company - 0.61%
  43,734 Seven Seas Money Market Fund (Cost $43,734)........................................$43,734
                                                                                            -------
TOTAL INVESTMENTS (COST $6,572,955*).................         100.48%                    $7,165,746
OTHER ASSETS AND LIABILITIES (NET)...................          (0.48)                       (34,693)
                                                           ----------                     ---------
NET ASSETS...........................................         100.00%                    $7,131,053
                                                              =======                    ==========

*  Aggregate cost for Federal tax purposes is $6,946,428 (Note 4)
+  Non-income producing security

                    -----------------------------------------------------------------
                                           GLOSSARY OF TERMS

                                  ADR  American Depository Receipt
                    -----------------------------------------------------------------
                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                    RS Diversified Growth Portfolio
                                                        Schedule of Investments
                                                            December 31, 2001
                                                                                             Value
Shares                                                                                     (Note 2)
------                                                                                     --------
COMMON STOCKS - 90.92%
         Software - 22.34%
  15,000 Acclaim Entertainment, Inc.    +...................................................$79,500
  15,000 Ariba, Inc.    +....................................................................92,400
   9,000 Chordiant Software, Inc.    +.......................................................71,190
  35,000 Click2learn, Inc.    +.............................................................105,000
  25,000 Docent, Inc.    +...................................................................79,250
   9,000 Entrust, Inc.    +..................................................................91,710
   9,000 I-Many, Inc.    +...................................................................86,850
  32,500 iManage, Inc.    +.................................................................256,425
   9,000 MatrixOne, Inc.    +...............................................................116,910
   3,000 Networks Associates, Inc.    +......................................................77,550
   5,500 RSA Security, Inc. +................................................................96,030
   7,500 Red Hat, Inc.    +..................................................................53,250
   3,200 Secure Computing Corporation    +...................................................65,760
   6,500 SmartForce PLC    +................................................................160,875
  50,000 Support.com, Inc.    +.............................................................313,500
  24,700 Viewpoint Corporation    +.........................................................168,207
  15,000 Vitria Technology, Inc.    +........................................................95,850
                                                                                             ------
                                                                                          2,010,257
                                                                                          ---------
         Drugs & Health Care - 16.31%
  30,000 Aradigm Corporation   +............................................................213,000
  20,000 Arena Pharmaceuticals, Inc.   +....................................................240,600
  20,000 BriteSmile, Inc.   +...............................................................100,000
  12,000 Cepheid, Inc.   +...................................................................50,400
   4,500 Conceptus, Inc.   +................................................................106,200
   5,000 Connetics Corporation   +...........................................................59,500
     400 Cross Country, Inc.   +.............................................................10,600
  12,500 Esperion Therapeutics, Inc.    +....................................................91,875
  21,700 Insmed, Inc.    +...................................................................82,894
   1,000 InterMune, Inc.    +................................................................49,260
   3,500 Interneuron Pharmaceuticals, Inc.    +..............................................38,815
   7,000 Novavax, Inc.    +..................................................................98,700
  15,100 Regeneration Technologies, Inc.    +...............................................153,869
   2,000 Techne Corporation    +.............................................................73,700
  10,000 XOMA Ltd.    +......................................................................98,500
                                                                                             ------
                                                                                          1,467,913
                                                                                          ---------

                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                    RS Diversified Growth Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 2001
                                                                                             Value
Shares                                                                                     (Note 2)
------                                                                                     --------
COMMON STOCKS (Continued)
         Consumer Discretionary - 10.98%
   6,500 Alloy, Inc.  +....................................................................$139,945
   6,500 CKE Restaurants, Inc.  +............................................................58,825
   1,500 Ethan Allen Interiors, Inc..........................................................62,385
   8,000 Gymboree Corporation  +.............................................................95,440
   5,000 Hollywood Entertainment Corporation  +..............................................71,450
   2,600 J Jill Group, Inc.  +...............................................................55,978
   3,000 Penn National Gaming, Inc.  +.......................................................91,020
  18,000 Priceline.com, Inc.  +.............................................................104,760
   2,000 PriceSmart, Inc.  +.................................................................70,000
   7,500 Scientific Games Corporation  +.....................................................65,625
   6,500 Station Casinos, Inc.  +............................................................72,735
  17,000 Steakhouse Partners, Inc.  +.........................................................3,400
   3,500 Too, Inc.  +   .....................................................................96,250
                                                                                            -------
                                                                                            987,813
                                                                                            -------
         Autos & Transportation - 9.34%
   3,000 Frontier Airlines, Inc. +...........................................................51,000
   4,000 J B Hunt Transport Services, Inc.   +...............................................92,800
   2,300 Landstar System, Inc.   +..........................................................166,773
   4,000 Monaco Coach Corporation   +........................................................87,480
   8,800 OMI Corporation   +.................................................................35,024
   7,500 RailAmerica, Inc.   +..............................................................108,450
   1,800 Roadway Corporation.................................................................66,060
  40,000 United Shipping & Technology, Inc.   +............................................ 136,000
   4,000 Werner Enterprises, Inc.  ..........................................................97,200
                                                                                             ------
                                                                                            840,787
                                                                                            -------
         Computers & Business Equipment - 7.71%
   7,500 ATI Technologies, Inc.   +..........................................................94,674
  50,000 Auspex Systems, Inc.   +............................................................90,000
   9,900 DigitalThink, Inc.   +.............................................................106,920
   8,500 Intergraph Corporation   +.........................................................116,790
  15,000 M-Systems Flash Disk Pioneers Ltd.   +.............................................175,350
     300 Quovadx, Inc.   +....................................................................2,745
   7,500 TeleTech Holdings, Inc.   +........................................................107,475
                                                                                            -------
                                                                                            693,954
                                                                                            -------
                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                    RS Diversified Growth Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 2001

                                                                                             Value
Shares                                                                                     (Note 2)
------                                                                                     --------
COMMON STOCKS (Continued)
         Communications - 5.96%
  10,000 ADC Telecommunications, Inc.  +....................................................$46,000
  50,000 Latitude Communications, Inc.  +...................................................132,500
  17,600 Metawave Communications Corporation  +..............................................54,912
 100,000 Primus Telecommunications Group, Inc.  +............................................65,000
  15,000 Raindance Communications, Inc.  +...................................................85,650
   4,000 SonicWALL, Inc.  +..................................................................77,760
   9,000 Terayon Communication Systems, Inc.  +..............................................74,439
                                                                                             ------
                                                                                            536,261
                                                                                            -------
         Capital Goods - 3.96%
   3,000 AGCO Corporation....................................................................47,340
   1,000 Alliant Techsystems, Inc. +.........................................................77,200
  17,500 Capstone Turbine Corporation +......................................................94,675
   4,000 Osmonics, Inc.  +...................................................................56,080
   1,100 Ryland Group, Inc...................................................................80,520
                                                                                             ------
                                                                                            355,815
                                                                                            -------
         Personal Services - 2.87%
   7,000 Coinstar, Inc.   +.................................................................175,000
   5,000 PLATO Learning, Inc. +..............................................................83,050
                                                                                             ------
                                                                                            258,050
                                                                                            -------
         Energy - 2.79%
  10,000 Energy Partners Ltd.  +.............................................................75,500
   2,500 Newfield Exploration Company  +.....................................................88,775
  10,000 Superior Energy Services, Inc.   +..................................................86,500
                                                                                             ------
                                                                                            250,775
                                                                                            -------
         Electronics - 2.21%
  30,000 Conductus, Inc.   +.................................................................81,900
   1,500 ESS Technology, Inc.   +............................................................31,890
  12,000 HEI, Inc. +.........................................................................85,200
                                                                                             ------
                                                                                            198,990
                                                                                            -------
         Financial Services - 1.97%
   1,500 W.R. Berkley Corporation ............................................................80,550
   9,700 Saxon Capital Acquisition Corporation, 144A  +.......................................97,000
                                                                                              ------
                                                                                             177,550
                                                                                             -------
         Materials & Processing - 1.77%
     500 Ball Corporation.....................................................................35,350
  25,000 Oregon Steel Mills, Inc.  +.........................................................123,750
                                                                                             -------
                                                                                             159,100
                                                                                             -------
                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                    RS Diversified Growth Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 2001
                                                                                              Value
Shares                                                                                      (Note 2)
------                                                                                      --------
COMMON STOCKS (Continued)
         General Business - 1.06%
   5,000 RHM Teleservices, Inc.   +..........................................................$95,500
                                                                                              ------
         Consumer Cyclical - 0.83%
   3,000 United Natural Foods, Inc.   +.......................................................75,000
                                                                                              ------
         Utilities - 0.82%
   3,000 Energen Corporation..................................................................73,950
                                                                                              ------
         Total Common Stocks (Cost $7,211,257)                                             8,181,715
                                                                                           ---------
Principal
Amount
------
SHORT-TERM OBLIGATIONS - 9.02%
         Repurchase Agreement - 5.12%
$461,000 Repurchase Agreement with State Street Bank and Trust Company, dated 12/31/01 at 0.85%, due 01/02/02, maturity value $461,022
         (collateralized by U.S. Treasury Note, 5.625%, due 05/15/08, par value $485,000; market value $474,132)..........................................461,000
                                                                                            --------
Shares
------
         Investment Company - 3.90%
 350,548 Seven Seas Money Market Fund....................................................... 350,548
                                                                                             -------
         Total Short-Term Obligations (Cost $811,548)........................................811,548
                                                                                             -------
TOTAL INVESTMENTS (COST $8,022,805*).................      99.94%                         $8,993,263
OTHER ASSETS AND LIABILITIES (NET)...................       0.06                               5,141
                                                            ----                            --------
NET ASSETS      .....................................     100.00%                       $  8,998,404
                                                          =======                       ============

*  Aggregate cost for Federal tax purposes is $8,648,652 (Note 4)
+  Non-income producing security
144A after the name of a security represents those securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities amounted to $97,000 or 1.08%
of net assets.
                                                   See Notes to Financial Statements


                                                  LPT Variable Insurance Series Trust
                                                       LPA Core Equity Portfolio
                                                        Schedule of Investments
                                                           December 31, 2001
                                                                                              Value
Shares                                                                                      (Note 2)
------                                                                                      --------
COMMON STOCKS - 96.21%
         Financial Services - 16.30%
   4,150 American Express Company...........................................................$148,114
   2,000 Bank of America Corporation.........................................................125,900
   3,400 Bank One Corporation................................................................132,770
   2,550 Citigroup, Inc.  ...................................................................128,724
   3,850 FleetBoston Financial Corporation ..................................................140,525
   3,400 Mellon Financial Corporation........................................................127,908
   6,675 J.P. Morgan Chase & Company, Inc. ..................................................242,636
   4,600 Regions Financial Corporation.......................................................137,724
   1,325 XL Capital Ltd.  ...................................................................121,052
                                                                                             -------
                                                                                           1,305,353
                                                                                           ---------
         Consumer Discretionary - 11.26%
   3,125 Diageo PLC, ADR.....................................................................144,594
   6,425 Walt Disney Company.................................................................133,126
   8,400 Eastman Kodak Company...............................................................247,212
   2,600 Home Depot, Inc. ...................................................................132,626
   4,550 McDonald's Corporation..............................................................120,438
   2,150 Wal-Mart Stores, Inc.  .............................................................123,733
                                                                                             -------
                                                                                             901,729
                                                                                             -------
         Communications - 9.67%
   7,400 AT&T Corporation....................................................................134,236
  24,200 LM Ericsson Telephone Company.......................................................126,324
   3,300 SBC Communications, Inc.............................................................129,261
   8,350 Telecom Corporation of New Zealand Ltd., ADR........................................139,863
   3,800 Telfonos de Mexico, S.A. de C.V.....................................................133,076
   2,350 Verizon Communication...............................................................111,531
                                                                                             -------
                                                                                             774,291
                                                                                             -------
         Producer Durables - 8.32%
   5,250 Caterpillar, Inc....................................................................274,313
   3,000 General Electric Company............................................................120,240
   2,300 Minnesota Mining & Manufacturing Company............................................271,883
                                                                                             -------
                                                                                             666,436
                                                                                             -------
         Consumer Staples - 7.60%
   2,600 Anheuser-Busch Companies, Inc.......................................................117,546
   2,775 Coca Cola Company...................................................................130,841
   3,075 H J Heinz Company...................................................................126,444
   2,350 Philip Morris Companies, Inc.  .....................................................107,747
   1,600 Procter & Gamble Company............................................................126,608
                                                                                             -------
                                                                                             609,186
                                                                                             -------
                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                       LPA Core Equity Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 2001
                                                                                              Value
Shares                                                                                      (Note 2)
------                                                                                      --------
COMMON STOCKS - (Continued)
         Drugs & Health Care - 6.05%
   2,250 American Home Products Corporation.................................................$138,060
   2,500 AstraZeneca PLC, ADR ...............................................................116,500
   2,100 Johnson & Johnson...................................................................124,110
   1,800 Merck & Company, Inc................................................................105,840
                                                                                             -------
                                                                                             484,510
                                                                                             -------
         Materials & Processing - 5.11%
   3,700 ALCOA, Inc.  .......................................................................131,535
   3,400 International Paper Company.........................................................137,190
   1,800 Rio Tinto PLC, ADR..................................................................140,940
                                                                                             -------
                                                                                             409,665
                                                                                             -------
         Capital Goods - 5.02%
   3,200 Boeing Company......................................................................124,096
   5,500 Cemex S.A. de C.V., ADR.............................................................135,850
   2,200 United Technologies Corporation.....................................................142,186
                                                                                             -------
                                                                                             402,132
                                                                                             -------
         Electronics - 4.78%
   4,050 Honeywell International, Inc.  .....................................................136,971
   7,825 Intel Corporation...................................................................246,096
                                                                                             -------
                                                                                             383,067
                                                                                             -------
         Computers & Business Equipment - 4.69%
  11,800 Hewlett Packard Company.............................................................242,372
   1,100 International Business Machines Corporation.........................................133,056
                                                                                             -------
                                                                                             375,428
                                                                                             -------
         Energy - 4.68%
   4,700 Conoco, Inc.  ......................................................................133,010
   3,000 Exxon Mobil Corporation.............................................................117,900
   8,550 Repsol YPF, S.A., ADR ..............................................................124,231
                                                                                             -------
                                                                                             375,141
                                                                                             -------
         Chemicals - 4.37%
   3,575 Dow Chemical Company................................................................120,764
   2,600 DuPont (E.I.) DeNemours & Company...................................................110,526
   2,300 PPG Industries, Inc. ...............................................................118,956
                                                                                             -------
                                                                                             350,246
                                                                                             -------
         Autos & Transportation - 3.38%
   5,575 General Motors Corporation..........................................................270,945
                                                                                             -------
         Broadcasting & Publishing - 1.75%
   2,300 McGraw-Hill Companies, Inc.  .......................................................140,254
                                                                                             -------
                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                       LPA Core Equity Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 2001
                                                                                              Value
Shares                                                                                      (Note 2)
------                                                                                      --------
COMMON STOCKS - (Continued)
         Software - 1.65%
   2,000 Microsoft Corporation   +..........................................................$132,500
                                                                                            --------
         Utilities - 1.58%
   3,225 Duke Energy Company.................................................................126,613
                                                                                             -------
         Total Common Stocks (Cost $7,714,275).............................................7,707,496
                                                                                           ---------
SHORT-TERM OBLIGATION - 4.09%
         Investment Company - 4.09%
 327,689 Seven Seas Money Market Fund (Cost $327,689)........................................327,689
                                                                                             -------
TOTAL INVESTMENTS (COST $8,041,964*).................     100.30%                         $8,035,185
OTHER ASSETS AND LIABILITIES (NET)...................      (0.30)                            (24,517)
                                                           ------                            --------
NET ASSETS...........................................     100.00%                         $8,010,668
                                                         ========                          =========


* Aggregate cost for Federal tax purposes is $8,152,264 (Note 4)
+  Non-income producing security

                    -----------------------------------------------------------------
                                           GLOSSARY OF TERMS

                                  ADR  American Depository Receipt
                    -----------------------------------------------------------------
                                                   See Notes to Financial Statements

                       LPT VARIABLE INSURANCE SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

1.     Organization and Business

The LPT Variable Insurance Series Trust (the "Trust") was organized under the laws of the Commonwealth of Massachusetts on January 23, 1995, and is a business entity commonly known as a "Massachusetts Business Trust". The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end series management investment company. The Trust offers five managed investment portfolios to the public only through certain variable annuity contracts offered by London Pacific Life and Annuity Company ("London Pacific"): the Harris Associates Value, MFS Total Return, Strong Growth, RS Diversified Growth, and LPA Core Equity (the "Portfolios").

Prior to January 1, 2000, the RS Diversified Growth Portfolio was known as the Robert Stephens Diversified Growth Portfolio. Prior to May 1, 1997, the Harris Associates Value Portfolio was known as the MAS Value Portfolio and the RS Diversified Growth Portfolio was known as the Berkeley Smaller Companies Portfolio. Prior to January 1, 2000, Robertson Stephens & Company Investment Management, L.P. served as sub-advisor to the RS Diversified Growth Portfolio. Prior to May 1, 1997, Miller, Anderson & Sherrerd, LLP served as sub-advisor to the Harris Associates Value Portfolio and Berkeley Capital Management served as sub-advisor to the RS Diversified Growth Portfolio.

Effective August 1, 2000, Select Advisors, Inc. changed its name to London Pacific Advisors ("LPA"). Effective August 3, 2000, LPA replaced Lexington Management Corporation as sub-advisor to the Lexington Corporate Leaders Portfolio. In connection with this change in sub-advisors, the Portfolio changed its name to LPA Core Equity Portfolio.

2.     Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Security Valuation: Securities which are traded on a recognized exchange (including securities traded through the National Market System) are valued at the last sale price on the securities exchange on which such securities are primarily traded, or, if there were no sales during the day, at the closing bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the most recent closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed the value, then the fair value of those securities will be determined by the Board of Trustees or its delegates. Over-the-counter securities that are not traded through the National Market System are valued on the basis of the bid price at the close of business on each day. Short-term investments that mature in 60 days or less are valued at amortized cost which approximates market value. Long-term debt securities are valued using information furnished by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained, if any, are stated at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees.

Repurchase Agreements: Each Portfolio may engage in Repurchase Agreement transactions. Under the terms of a typical Repurchase Agreement, the Portfolio through its custodian takes possession of an underlying debt obligation, subject to an obligation of the seller to repurchase and the Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

                       LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2001

2.     Significant Accounting Policies (continued)

       Repurchase Aggreements (continued)

Each Portfolio may enter into Repurchase Agreements only with banks or dealers which, in the opinion of each Portfolio's sub-advisor, based on guidelines established by the Trust's Board of Trustees, are deemed creditworthy.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Investment valuations, other assets and liabilities initially expressed as foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates are not separately disclosed.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and consists of interest accrued, and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as a Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

Distributions to Shareholders: Dividends from net investment income are declared and distributed at least annually for all Portfolios. All Portfolios declare and distribute, if any, all net realized capital gains at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of losses on wash sale transactions and realized and unrealized gains and losses on foreign currency contracts. Reclassifications are made to a portfolio's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for federal income tax purposes. Each Portfolio of the Trust intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to federal income taxes to the extent it distributes all of its taxable income and net realized gains for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains, and certain other amounts, if any, each Portfolio will not be subject to federal excise tax. Therefore, no federal income tax provision is required.

Expenses: The Trust accounts separately for assets, liabilities, and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated equally among the respective Portfolios.

3.     Investment Advisory, Sub-advisory, and Other Related Party Transactions

LPIMC Insurance Marketing Services ("LPIMC"), a wholly owned subsidiary of London Pacific, serves as investment advisor to the Trust. London Pacific Advisors (formerly Select Advisors, Inc.) , a wholly owned subsidiary of the London Pacific Group, Ltd., and an affiliate of London Pacific, serves as sub-advisor to the LPA Core Equity Portfolio. Harris Associates L.P., an indirect, wholly owned subsidiary of CDC Asset Management, serves as sub-advisor to the Harris Associates Value Portfolio; Massachusetts Financial Services Company, an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada, serves as sub-advisor to the MFS Total Return Portfolio; Strong Capital Management, Inc., a privately held corporation, serves as sub-advisor to the Strong Growth Portfolio; RS Investments Company, L.P. serves as sub-advisor to the RS Diversified Growth Portfolio.


                       LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2001

3. Investment Advisory, Sub-advisory, and Other Related Party Transactions (Continued)

The Trust pays LPIMC a monthly fee (0.25% of average net assets in addition to the sub-advisory fees) in arrears based on an annual percentage of the average daily net assets of each Portfolio during the month. In addition, LPIMC pays the sub-advisor of each Portfolio a monthly fee in arrears at annual rates in effect during the year ending December 31, 2001 as follows: Harris Associates Value Portfolio - 0.75% of average net assets up to $25 million, MFS Total Return
Portfolio - 0.50% of average net assets up to $200 million, Strong Growth Portfolio - 0.50% of average net assets up to $150 million, RS Diversified Growth Portfolio - 0.70% of average net assets up to $10 million and 0.65% of average net assets between $10 million and $35 million and for LPA Core Equity Portfolio - 0.25% of average net assets.

In the event normal operating expenses of each Portfolio, excluding brokerage commissions, but including the advisory fee, exceed certain voluntary expense limitations based on average net assets (Harris Associates Value Portfolio - 1.29%; MFS Total Return Portfolio - 1.29%; Strong Growth Portfolio - 1.29%; RS Diversified Growth Portfolio - 1.39%; and LPA Core Equity Portfolio - 1.29%), London Pacific has agreed, through December 31, 2002, to reimburse each Portfolio for expenses in excess of the stated expense limitations. The expense limitations may be removed or revised after December 31, 2002, without prior notice to existing shareholders. For the year ended December 31, 2001, London Pacific voluntarily agreed to reimburse the Harris Associates Value, MFS Total Return, Strong Growth, RS Diversified Growth and LPA Core Equity Portfolios for $39,941, $58,510, $59,287, $68,338 and $3,697, respectively.

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or any investment advisor are reimbursed for their travel expenses in attending meetings of the Trustees, and receive fees for each Trust meeting attended. Such amounts are paid by the Trust.

4.     Purchases and Sales of Securities

       The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2001, were as follows:

                                                           Purchases                          Sales
                                                            ---------                         -----

                                                                       U.S.                              U.S.
Portfolio                                              Other       Government         Other          Government
Harris Associates Value Portfolio                    $4,158,482            $0      $4,176,908                $0
MFS Total Return Portfolio                           10,197,175     4,529,355       9,747,403         4,491,903
Strong Growth Portfolio                              34,438,757             0      35,452,121                 0
RS Diversified Growth Portfolio                      29,640,765             0      30,462,182                 0
LPA Core Equity Portfolio                             6,443,723             0       6,311,976                 0

At December 31, 2001, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                                                                             Net Unrealized
                                                          Unrealized        Unrealized        Appreciation
Portfolio                                                Appreciation      Depreciation      (Depreciation)        Tax Cost
---------                                                ------------      ------------      --------------        --------
Harris Associates Value Portfolio                             $1,152,466         $559,229            $593,237        $7,694,386
MFS Total Return Portfolio                                       538,027          365,955             172,072        12,032,965
Strong Growth Portfolio                                          555,351          336,033             219,318         6,946,428
RS Diversified Growth Portfolio                                1,540,923        1,196,312             344,611         8,648,652
LPA Core Equity Portfolio                                        487,638          604,717            (117,079)        8,152,264

                       LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2001

5.     Shares of Beneficial Interest

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each with a $.01 par value.

London Pacific directly and through its LPLA Separate Account One, owns of record 100% of each Portfolio's outstanding shares. Changes in shares of beneficial interest were as follows:

                                                     Harris Associates Value Portfolio
                                                     ---------------------------------
                                        Year ended December 31, 2001                Year ended December 31, 2000
                                       Shares              Amount                 Shares                Amount
                                       ------              ------                 ------                ------
Sold                                    168,104           $ 2,737,817                 184,637         $ 2,390,153
Reinvestment of dividends                24,506               356,200                  32,903             427,408
Redeemed                               (132,792)           (2,080,356)               (233,091)         (3,060,433)
                                      ---------           -----------               ---------         -----------
Net increase (decrease)                  59,818           $1,013,661                  (15,551)          ($242,872)
                                         ======           ===========                 ========          ==========

                                                              MFS Total Return Portfolio
                                                              --------------------------
                                       Shares              Amount                 Shares                Amount
                                       ------              ------                 ------                ------

Sold                                     62,521            $ 924,493                  107,299         $ 1,503,876
Reinvestment of dividends                89,300            1,142,336                   48,081             688,858
Redeemed                               (107,592)          (1,524,640)                (248,599)         (3,437,868)
                                       ---------          -----------              ---------         -----------
Net increase (decrease)                  44,229             $542,189                  (93,219)        ($1,245,134)
                                         ======            =========                  ========        ============

                                                              Strong Growth Portfolio
                                                              -----------------------
                                       Shares              Amount                 Shares                Amount
                                       ------              ------                 ------                ------

Sold                                     30,883            $ 390,225                  157,312         $ 4,736,191
Reinvestment of dividends                 4,301               40,072                  278,905           5,266,932
Redeemed                               (161,420)          (1,888,826)                (171,924)         (4,705,963)
                                       ---------          -----------                ---------         -----------
Net increase (decrease)                (126,236)         ($1,458,529)                 264,293         $ 5,297,160
                                       =========       =============                  =======         ===========

                                                     RS Diversified Growth Portfolio
                                                     -------------------------------
                                       Shares              Amount                 Shares                Amount
                                       ------              ------                 ------                ------

Sold                                     78,895            $ 625,046                  159,762         $ 3,839,725
Reinvestment of dividends                 7,692               46,732                  596,431           6,170,517
Redeemed                               (210,172)          (1,567,296)                (208,634)         (4,888,869)
                                       ---------          -----------                ---------         -----------
Net increase (decrease)                (123,585)           ($895,518)                 547,559          $5,121,373
                                       =========          ===========                 =======          ==========

                                                         LPA Core Equity Portfolio
                                                         -------------------------
                                       Shares              Amount                 Shares                Amount
                                       ------              ------                 ------                ------

Sold                                    134,195          $ 1,634,504                  105,294         $ 1,742,205
Reinvestment of dividends                77,716              841,154                   36,128             588,926
Redeemed                                (90,471)          (1,186,058)                (136,685)         (2,247,150)
                                       --------          -----------                 ---------         -----------
Net increase (decrease)                 121,440           $1,289,600                    4,737             $83,981
                                        =======           ==========                    =====             =======

6.    Foreign Securities

All Portfolios may invest in securities of foreign companies and foreign governments. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments, reduced availability of public information concerning issues, lower standards of accounting, auditing, and financial reporting, less market liquidity, greater volatility of prices, and a possible imposition of currency exchange blockages or restrictions on securities, transactions, or transfer of assets.

                       LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2001

7.    Distributions to Shareholders

At December 31, 2001, the tax basis undistributed ordinary income for Harris Associates Value, MFS Total Return and LPA Core Equity Portfolios is $596,335, $534,985 and $44,587, repectively.

At December 31, 2001, the tax basis undistributed long term gains (capital loss carryforwards) for Harris Associates Value, MFS Total Return, Strong Growth Portfolio, RS Diversified Growth Portfolio and LPA Core Equity Portfolio is $253,611, $198,029, ($4,661,290), ($3,222,539) and ($83,536), respectively. Loss carryforwards expire on December 31, 2009.

At December 31, 2001, RS Diversified Growth and LPA Core Equity Portfolios had Post-October Losses of $61,948 and $34,988, respectively, which are deferred until January 1, 2002.

     The tax composition of dividends paid during 2001 was as follows:

                                                                             Ordinary                             Long-term
                                                           Ordinary           income           Long-term        capital gains
Portfolio                                                   Income           per share       capital gains        per share
---------                                                   ------           ---------       -------------        ---------
Harris Associates Value Portfolio                               $332,051            $0.72             $24,149             $0.05
MFS Total Return Portfolio                                       479,253             0.56             663,083              0.78
Strong Growth Portfolio                                                0             0.00              40,072              0.06
RS Diversified Growth Portfolio                                        0             0.00              46,732              0.04
LPA Core Equity Portfolio                                        103,882             0.21             737,272              1.47

8.       Trustee & Officer Information (unaudited)

The business & affairs of the Trust are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees." The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, by request, by calling toll-free at 1-800-852-3152.

                                                                                              Number of
                    Position(s) Held             Term of           Principal               Portfolios in
                        with LPT                 Office &       Occupation(s)                 Complex
Name, Address      Variable Insurance           Length of           During                    Overseen      Other Directorships
& Age (a)                Trust                Time Served(b)    Past 5 Years                 by Trustee       Held by Trustee
---------                -----                --------------    ------------                ----------       ---------------

INDEPENDENT
TRUSTEES

A. Scott Logan        Trustee               8/20/01-           Consultant, 1999 -Present;     5                 None
Age: 62                                     Present            President, Manufacturers
                                                               Life Company of New York
                                                               from 1997-1999; President
                                                               of  Wood Logan Associates,
                                                               Inc., a wholesale distribution
                                                               company for fixed & variable
                                                               annuities, from 1986-1999.

                       LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2001


8.       Trustee & Officer Information (unaudited) (continued)


                                                                                               Number of
                    Position(s) Held           Term of           Principal                   Portfolios in
                        with LPT                 Office &       Occupation(s)                  Complex
Name, Address      Variable Insurance           Length of           During                     Overseen     Other Directorships
& Age (a)                Trust                Time Served(b)    Past 5 Years                by Trustee       Held by Trustee
---------                -----                --------------    ------------                ----------       ---------------

INDEPENDENT
TRUSTEES (Continued)

Raymond L. Pfeister   Trustee               1/8/96-              Principal, Chief Marketing           5            None
Age: 54                                     Present              Officer of Fred Alger
                                                                 Management, Inc. for more
                                                                 than 5 years.

Robert H. Singletary  Trustee               6/17/96-             Chairman, National Securities        5            None
Age: 44                                     Present              Commission-Republic of Georgia
                                                                 (since 2/00); formerly
                                                                 Senior Capitals Markets
                                                                 Advisor, U.S. Agency for
                                                                 International Development
                                                                 (1996 to 2/00); Chief of
                                                                 Enforcement, San Francisco Office,.
                                                                 U.S. Securites and Exchange
                                                                 Commission (1990 to 1996).


Thomas L. West, Jr.    Trustee              8/20/01-             Vice Chairman, Info-One              5           American General
Age: 54                                     Present              1999-Present; Vice                              Services Portfolio
                                                                 Chairman & Group
                                                                 Executive-Retirement
                                                                 Services, American
                                                                 General Corporation from
                                                                 1998-1999;
                                                                 President-Variable
                                                                 Annuity Life Insurance
                                                                 Company, American
                                                                 General Services
                                                                 Portfolio Company from
                                                                 1994-1997.

INTERESTED
TRUSTEE

George C. Nicholson* Trustee &                1/9/96-            President, CEO & Director,           5            None
Age: 42              Treasurer                Present            London Pacific Life & Annuity
                                                                 Company (since 11/99); Chief
                                                                 Financial Officer, Secretary
                                                                 & Director-London Pacific
                                                                 Life & Annuity Company &
                                                                 LPIMC Insurance Marketing
                                                                 Services (since 9/94);
                                                                 Treasurer & Director-
                                                                 London Pacific Financial
                                                                 & Insurance Services
                                                                 (since 11/94).

                                                  LPT VARIABLE INSURANCE SERIES TRUST
                                               NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                           DECEMBER 31, 2001


8.   Trustee & Officer Information (unaudited) (continued)

                                                                                            Number of
                    Position(s) Held              Term of        Principal                 Portfolios in
                        with LPT                 Office &       Occupation(s)                 Complex
Name, Address      Variable Insurance           Length of          During                    Overseen     Other Directorships
& Age (a)                Trust                Time Served(b)    Past 5 Years                by Trustee       Held by Trustee
---------                -----                --------------    ------------                ----------       ---------------

OFFICERS

Charlotte M. Stott    President                   12/12/01-      Senior Vice President, Chief   N/A               N/A
Age: 52                                           Present        Marketing Officer, National
                                                                 Sales Manager, London Pacific
                                                                 Life & Annuity Company
                                                                 (since 5/89);

Jerry T. Tamura       Vice President &       1/9/96-             Secretary & Director-London    N/A               N/A
Age: 54               Secretary              Present             Pacific Life & Annuity
                                                                 Company (since 9/00);
                                                                 Vice President & Chief
                                                                 Operating Officer -London
                                                                 Pacific Life & Annuity
                                                                 Company (11/99); Vice
                                                                 President-Administration
                                                                 Services- London Pacific
                                                                 Life & Annuity Company &
                                                                 LPIMC Insurance Marketing
                                                                 Services (since 1989);
                                                                 President &
                                                                 Director-London Pacific
                                                                 Financial & Insurance
                                                                 Services (since 11/94).

(a)   Each trustee or officer may be contacted by writing to the trustee or officer, c/o LPT Variable Insurance Series Trust, 2880
      Gateway Drive, #150, Sacramento, CA 95833.
(b)   Each Trustee elected by the Shareholders or by the Trustees shall serve until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed.
 *    Interested Trustee due to position as an officer of LPIMC Insurance Marketing Services, the investment advisor for the Trust.


                        Report of Independent Accountants

To the Trustees and Shareholders of the LPT Variable Insurance Series Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Portfolios (Harris Associates Value, MFS Total Return, Strong Growth, RS Diversified Growth, and LPA Core Equity) constituting the LPT Variable Insurance Series Trust (the "Trust") at December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Kansas City, Missouri
February 12, 2002